UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Empery Digital Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROTECT EMPERY DIGITAL MAXIMIZING EMPERY D I G I T A L ' S V A L U E C RE A T I O N $440M+ Expected cash flow from our POTENTIAL Midwest AI data center investment over its 15 - year lease In July 2025, Empery Digital launched a low cost, capital efficient and highly transparent bitcoin treasury strategy designed to create long - term value for stockholders. As m arket conditions evolved, your Board pivoted the Company’s strategy and partnered with Hunt Properties to capitalize 5GW+ on the rapidly growing demand for AI infrastructure through investments in data centers with access to reliable, scalable power. Power capacity potential at our West Texas data center campus H O W TO V O T E IMPORTANT INFORMATION This website is being made available to all stockholders of Empery Digital, Inc. (the “Company”). Please read this notice and the “ Disclaimers ” section of this website carefully before relying on anything you find here. IMPORTANT ADDITIONAL INFORMATION The Company has filed a definitive proxy statement and accompanying WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2026 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov . Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings/all - sec - filings and https://www.ProtectEmper y .com . PARTICIPANTS IN THE SOLICITATION The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. I A G R E E By clicking "I agree", you confirm that you have read and understood the information above.

PROTECT EMPERY DIGITAL



MAXIMIZING EMPERY DIGITAL'S VALUE CREATION POTENTIAL

In July 2025, Empery Digital launched a low cost, capital efficient and highly transparent bitcoin treasury strategy designed to create long-term value for stockholders. As market conditions evolved, your Board pivoted the Company's strategy and partnered with Hunt Properties to capitalize on the rapidly growing demand for AI infrastructure through investments in data centers with access to reliable, scalable power.

HOW TO VOTE

$440M+

Expected cash flow from our Midwest AI data center investment over its 15-year lease

5GW+

Power capacity potential at our West Texas data center campus

BUILDING A HIGH-VALUE AI INFRASTRUCTURE PORTFOLIO

Empery Digital is efficiently pursuing a growing pipeline of AI infrastructure opportunities that pair near-term cash flow with participation in behind-the-meter buildouts while capping Empery Digital's funding obligation to its initial investments.

NEAR-TERM CASH FLOW

A $65 million investment for a 25% interest in a 150 MW Midwest facility being converted into a state-of-the-art AI data center. Payments are expected to total more than $440 million over the 15-year lease term, commencing in early 2027.

BEHIND THE METER BUILDOUTS

A $20 million investment for an 8% interest in a West Texas campus, with Phase 1 generators contemplated to deliver 1.3 gigawatts in 2027 and support expansion to more than 5 gigawatts over time.

The Company's balance sheet provides the flexibility to pursue a growing pipeline of similar opportunities and deploy capital where the Board believes it can generate the greatest long-term value for stockholders.

LEADERSHIP

THE RIGHT TEAM TO EXECUTE

Empery Digital's Board is independent and highly qualified, with experience spanning capital markets, energy infrastructure, digital assets, financial innovation and complex regulatory environments. The Board is active, engaged and committed to overseeing management's execution of the strategic plan. 7 of our 9 directors have been refreshed since 2024.



VOTE THE WHITE CARD

Empery Digital stockholders can protect their investment by voting for our 9 nominees. The 2026 Annual Meeting of Stockholders is scheduled to be held virtually on October 14, 2026, at 10:00 A.M., Central Time. Empery Digital urges stockholders to vote the WHITE universal proxy card.

HOW TO VOTE



BOARD OF DIRECTORS

Empery Digital's 9 highly qualified nominees are the right team to oversee the continued execution of the Company's strategy and advance its growing pipeline of data center and AI infrastructure investments for the benefit of all stockholders.



RYAN LANE

Co-Chief Executive Officer & Chairman

VIEW BIOGRAPHY



IAN READ

Former CEO & Executive Chairman, Pfizer

VIEW BIOGRAPHY



ÖRN ÓLASON

Co-Founder & Executive Director, Thank You Studios

VIEW BIOGRAPHY



ROHAN CHAUHAN

President, Cubist

VIEW BIOGRAPHY

KEY DOCUMENTS

Press Releases

Shareholder Letters

Presentations

How to Vote

Board Candidates

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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PROTECT EMPERY DIGITAL

MEET EMPD'S NOMINEES

EMPERY DIGITAL'S 9 HIGHLY QUALIFIED NOMINEES

Empery Digital's nine highly qualified nominees collectively bring the relevant expertise, industry experience and independent judgment needed to execute the Company's strategy, capitalize on its AI infrastructure opportunities and deliver long-term value for all shareholders.

BOARD OF DIRECTORS

MEET THE NOMINEES



RYAN LANE

Co-Chief Executive Officer & Chairman

Founder and Principal of Empery Asset Management. Spearheaded the Company's transition into a digital asset treasury in July 2025.

VIEW BIOGRAPHY



JOHN KIM

Co-Chief Executive Officer & President

On the Board since July 2021. Within one year of becoming CEO he reconstructed the company, cleared its debts and raised capital.

VIEW BIOGRAPHY



ROHAN CHAUHAN

President, Cubist

Former Director of Strategy at Gemini and CEO/Chairman of Gemini Titan. Deep expertise in traditional finance and digital asset markets.

VIEW BIOGRAPHY



JONATHAN FOSTER

CFO & EVP, Moleculin Biotech

More than 36 years of financial experience. Chair of the Compensation committee; member of the Audit and Governance committees.

VIEW BIOGRAPHY



MATTHEW HOMER

Founder & General Partner, The Venture Dept.

Extensive digital asset and regulatory experience. Former Executive Deputy Superintendent at the NY Department of Financial Services.

VIEW BIOGRAPHY



ÖRN ÓLASON

Co-Founder & Executive Director, Thank You Studios

Joined the Board in December 2024. Brings a big-vision perspective on brand identity, product design and strategic vision.

VIEW BIOGRAPHY



IAN READ

Former CEO & Executive Chairman, Pfizer

40 years of senior management and corporate governance experience. Chair of the Governance committee.

VIEW BIOGRAPHY



ADRIAN SOLGAARD

CEO & Founder, Solgaard Design

On the Board since August 2024. Brings entrepreneurial leadership and expertise in sustainable product design and brand building.

VIEW BIOGRAPHY



E. TAYLOR ROBERTSON

General Counsel & EVP, Cardinal Data Power

Brings expertise in energy infrastructure and power development to support Empery Digital's AI infrastructure strategy and partnership with Hunt Properties.

VIEW BIOGRAPHY

WHY EMPERY DIGITAL'S TEAM IS THE RIGHT ONE

Empery Digital's Board is highly qualified and majority independent, with experience spanning capital markets, energy infrastructure, digital assets, financial innovation and complex regulatory environments. The Board is active, engaged and committed to overseeing management's execution of the strategic plan. 7 of our 9 directors have been refreshed since 2024.

CAPITAL MARKETS EXPERTISE

Deep investment management expertise and broad experience structuring complex capital markets transactions.

DIGITAL ASSET EXPERIENCE

Collective experience spanning digital assets, financial innovation and complex regulatory environments.

INDEPENDENT OVERSIGHT

A highly qualified, independent and experienced Board, with dedicated Audit, Compensation and Governance committees.

ALIGNED WITH SHAREHOLDERS

The Board and management team are significant equity owners and are therefore squarely aligned with shareholders' interests.

VOTE "FOR" ONLY EMPERY DIGITAL'S 9 NOMINEES

Empery Digital urges you to promptly vote your WHITE proxy card "FOR" ONLY our Board of Directors' nominees.

HOW TO VOTE

VOTING FAQ

WITHHOLD ON:

James C. Elbaor, Gabriel D. Gliksberg, Meredith S. Kirschenbaum, and Aaron T. Morris

HOW TO VOTE

VOTING FAQ

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville,
TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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PROTECT EMPERY DIGITAL

RYAN LANE

Co-Chief Executive Officer & Chairman, Empery Digital

HOW TO VOTE ALL NOMINEES



BIOGRAPHY

Ryan Lane is Co-Chief Executive Officer and Chairman of Empery Digital. Mr. Lane assumed the role of Chairman and joined the EMPD management team in July 2025, when he spearheaded the transition of the Company from a vehicle production company called Volcon Inc. into a digital asset treasury through the strategic acquisition of bitcoin.

Mr. Lane is also the Founder and Principal of Empery Asset Management, which he established in 2008 to make negotiated direct investments in public companies. Mr. Lane has deep investment management expertise and broad experience structuring complex capital markets transactions. Over the past two decades, Mr. Lane has deployed billions of dollars across thousands of capital markets transactions. Under his leadership, Empery has generated approximately 22% net annual returns for investors in its flagship fund since inception.

Mr. Lane received a B.A. in Finance and Accounting from Franklin & Marshall College.



MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES HOW TO VOTE

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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© 2026 Empery Digital. All rights reserved.

Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

JOHN KIM

Co-Chief Executive Officer & President

HOW TO VOTE ALL NOMINEES



BIOGRAPHY

John Kim is the Chief Executive Officer and President of Empery Digital and has served on the Board of Empery Digital's predecessor company since July 2021. Mr. Kim assumed the role of Chief Executive Officer and President in early 2024, and within one year he reconstructed the company, cleared all its debts, launched new products, and raised capital. In July 2025, Mr. Kim transitioned to Co-Chief Executive Officer alongside Ryan Lane.

Prior to joining Empery Digital, Mr. Kim served as the Chief Executive Officer and founder of Super73 Inc., an electric bicycle company. In 2003, Mr. Kim founded U-Life, an internet-enabled home appliance company in South Korea, which was acquired by LG in 2006. John's tenacity and consistency have enabled his ability to generate success for major companies throughout his endeavors. Before his career as an entrepreneur, Mr. Kim served as principal designer for Yahoo Search, worked as a car designer at Honda, and served as a U.S. Army paratrooper.

Mr. Kim received a Masters' degree in Design from Stanford University in 2001.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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© 2026 Empery Digital. All rights reserved.

Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

ROHAN CHAUHAN

President, Cubist

HOW TO VOTE | ALL NOMINEES



BIOGRAPHY

Rohan Chauhan joined the Board in July 2025 as part of the company's strategic shift toward a Bitcoin treasury strategy. Mr. Chauhan brings deep expertise in traditional finance and digital asset markets to the Empery Digital Board. His background supports Empery Digital's efforts to bridge the relationship between traditional financial markets with the digital asset ecosystem as the company executes its bitcoin treasury strategy.

Mr. Chauhan currently serves as the President of Cubist, a digital asset market-making and trading firm that provides liquidity and institutional trading infrastructure across global cryptocurrency markets. Previously, Mr. Chauhan served as the Director of Strategy at Gemini and as Chief Executive Officer and Chairman of the Board of Directors at Gemini Titan, where he advised the company on various strategic initiatives including its initial public offering in September 2025 and led the launch of the company's prediction markets. Earlier in his career, Mr. Chauhan held senior business development and trading roles at Hudson River Trading and at GIC, Singapore's sovereign wealth fund.

Mr. Chauhan received both an M.A. in Engineering and a B.E. in Engineering from The Cooper Union for the Advancement of Science and Art and holds the Chartered Financial Analyst (CFA) designation.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES | HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

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© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

JONATHAN FOSTER

CFO & EVP, Moleculin Biotech

HOW TO VOTE ALL NOMINEES



BIOGRAPHY

Jonathan Foster has served on our Board and as a director of Empery Digital's predecessor company since June 2021 and brings more than 36 years of financial experience holding a variety of executive and senior financial positions with public, private, start-up to large corporate and international companies to the Board. Mr. Foster currently serves as Chair of the Compensation committee, and a member of the Audit and Governance committees.

Currently, Mr. Foster is serving as Chief Financial Officer and Executive Vice President of Moleculin Biotech, Inc. a position he has held since August 2016. Previously, Mr. Foster served as Chief Financial Officer and Executive Vice President of InfuSystem Holdings, Inc. from February 2012 to August 2016 and as a consultant to the Chief Financial Officer of LSG Sky Chefs, USA, Inc., a subsidiary of Deutsche Lufthansa AG, from May 2011 to January 2012.

Previously, Mr. Foster served as President of United Credit, Inc. & Advance Today, Inc., a privately owned consumer finance company with four locations. During his time there, he successfully doubled revenue, tripled the firm's loan base and strengthened business operations and profitability. Mr. Foster began his professional career as a Manager at Deloitte & Touche.

Mr. Foster also serves as a Director on the Board at Autonomix Medical, Inc. and previously served on the Board of Soliton, Inc. until its acquisition in 2021, where he chaired several board committees including Strategic Alternatives, Audit, and Compensation.

Mr. Foster is a Certified Public Accountant and a Chartered Global Management Accountant and holds a B.S. in Accounting from Clemson University.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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PROTECT EMPERY DIGITAL

MATTHEW HOMER

Founder & General Partner, The Venture Dept.

HOW TO VOTE | ALL NOMINEES



BIOGRAPHY

Matthew Homer joined the Board in July 2025 as part of the company's strategic shift toward a Bitcoin treasury strategy. He brings more than 15 years of financial services, digital asset, and regulatory experience to the Board, helping guide the company through the evolving digital asset landscape. Mr. Homer has chaired Empery Digital's Audit committee and serves on the Compensation and Governance committees.

Matthew Homer is the Founder and General Partner of The Venture Dept., a venture capital firm focused on investments at the intersection of fintech, digital assets, and financial regulation. He also serves as an Operating Partner at Nyca Partners, a leading fintech venture capital firm. Previously, Mr. Homer served as Executive Deputy Superintendent of the Research and Innovation Division at the New York State Department of Financial Services, where he oversaw fintech and digital asset regulatory initiatives and supervised licensing and oversight of major cryptocurrency firms operating in New York. Mr. Homer has extensive experience working in both public and private sectors, including serving in various leadership roles at the Federal Deposit Insurance Corporation (FDIC), the U.S. Agency for International Development (USAID), and fintech companies including Quovo, which was acquired by Plaid.

Mr. Homer currently serves on the Board of Directors at Standard Custody & Trust Company, which was acquired by Ripple in 2024, and previously served on the Board of Gemini.

He holds an M.A. in Public Policy from the Harvard Kennedy School and a B.A. in Economics from the University of Utah.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES | HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

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ÖRN ÓLASON

Co-Founder & Executive Director, Thank You Studios

HOW TO VOTE   ALL NOMINEES



BIOGRAPHY

Örn Ólason joined the Empery Digital Board of Directors in December 2024. He brings a big-vision perspective and an ability to distill complex business and customer challenges into original, relatable, holistic concepts.

Mr. Ólason is the Co-Founder and Executive Director of THANK YOU®, a creative studio that advises on product design, brand identity, creative ventures, and strategic vision for global clients. Through THANK YOU®, Mr. Olason provided creative consultancy to Puck Media Company throughout its launch in 2021. Earlier in his career, Mr. Olason co-founded Girls Are Awesome, a philanthropic platform and brand dedicated to increasing representation and opportunity for women in society, and co-founded Copenhagen Distillery. Mr. Olason previously served on Empery Digital's Nominating and Governance and Audit committees.

Mr. Olason received a Bachelor of Design in graphic design from the Emily Carr University of Art and Design.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES   HOW TO VOTE

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email   Subscribe

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PROTECT EMPERY DIGITAL

IAN READ

Former CEO & Executive Chairman, Pfizer

HOW TO VOTE | ALL NOMINEES



BIOGRAPHY

Ian Read joined the Board in July 2021 as part of the company's strategic shift toward a Bitcoin treasury strategy and brings 40 years of senior management and corporate governance experience, supporting an institutionally disciplined approach to the company's Bitcoin treasury strategy. Mr. Read currently serves on the Audit and Compensation committees, and as Chair of the Governance committee.

Ian Read is the former Chief Executive Officer of Pfizer and former Executive Chairman of the Pfizer Board of Directors. He served as Pfizer's CEO beginning December 2010 after previously leading the Company's Worldwide Biopharmaceutical Businesses as Senior Vice President, overseeing the Primary Care, Specialty Care, Oncology, Established Products, and Emerging Markets units. Earlier, Mr. Read served as Executive Vice President for Europe and later expanded his oversight to include Canada, Europe, the Africa/Middle East region and Latin America. Mr. Read began his career with Pfizer in 1978 as an operational auditor and went on to hold several leadership roles across Latin America, including Chief Financial Officer of Pfizer Mexico and Country Manager of Pfizer Brazil. Mr. Read has also served as a director of several public companies, including as Chairman of the Board of DXC Technology, Lead Director and Board Member of Kimberly-Clark, and a Board Member of Viatris Inc.

Mr. Read received a Chartered Accountants certification from the Institute of Chartered Accountants of England and Wales in 1978 and received his B.Sc. in chemical engineering from London University Imperial College in 1974.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES | HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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ADRIAN SOLGAARD

CEO & Founder, Solgaard Design

HOW TO VOTE | ALL NOMINEES



BIOGRAPHY

Adrian Solgaard has served on our Board and as a director of Empery Digital's predecessor company since August 2024 and brings entrepreneurial leadership and expertise in sustainable product design and consumer brand building.

He currently serves as the Chief Executive Officer and Founder of Solgaard Design, a sustainable travel goods and accessories brand. Previously, Mr. Solgaard founded and led multiple entrepreneurial ventures focused on sustainable product design and consumer goods innovation. A serial entrepreneur and startup founder, he has successfully designed and brought to market a range of sustainable travel and lifestyle products and accessories. Mr. Solgaard has been featured as a thought leader in sustainable product design and entrepreneurship across major media outlets including *Entrepreneur, Forbes, Good Morning America, LinkedIn News, Sky News International,* and *The Los Angeles Times.*

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES | HOW TO VOTE

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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E. TAYLOR ROBERTSON

General Counsel & EVP, Cardinal Data Power

HOW TO VOTE | ALL NOMINEES



BIOGRAPHY

E. Taylor Robertson has been nominated by the Board to stand for election as a director at the Company's 2026 Annual Meeting given his expertise in energy infrastructure and power development. The Board believes Mr. Robertson will be invaluable as Empery Digital works to capitalize on the AI infrastructure opportunity and execute on its strategic partnership with Hunt Properties.

Mr. Robertson currently serves as General Counsel and Executive Vice President of Cardinal Data Power, Inc. ("CDP"), a Hunt Properties-affiliated developer of powered data center campuses and one of Empery Digital's key AI infrastructure partners, a role he has held since August 2026. Previously, Mr. Robertson was the Founding Partner of Robertson & Robertson Law Group, PLLC, where he provided legal and business counsel to clients across the technology, oil & gas energy, financial services, and manufacturing industries. Earlier in his career, Mr. Robertson practiced as a corporate and transactional attorney for more than 20 years, including as in-house counsel at IBM.

Mr. Robertson received both a B.A. in International Trade and Finance and his J.D. from Louisiana State University, where he was recognized as a member of the Order of the Coif.

MEET THE REST OF EMPERY DIGITAL'S BOARD

Empery Digital's 9 recommended nominees are the right director nominees to continue overseeing the Company's strategy.

ALL NOMINEES | HOW TO VOTE

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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© 2026 Empery Digital. All rights reserved.

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PROTECT EMPERY DIGITAL

WITHHOLD ON ATG CAPITAL'S NOMINEES

ATG Capital's nominees lack the experience the strategy requires, and ATG has put forward no plan. They are the wrong people for the job.

HOW TO VOTE   MEET OUR NOMINEES

NO CREDIBLE PLAN OF ITS OWN TO CREATE SHAREHOLDER VALUE

ATG has offered no credible strategy for Empery Digital and no value-creating ideas beyond those the Board is already executing.

ATG launched its campaign seeking full control of the Board without paying shareholders a premium, presenting a plan or attempting to engage constructively with the Company. When the Board reached out, ATG failed to respond.

Empery Digital, meanwhile, is executing a clear strategy to close the NAV gap, allocate capital where it can create the greatest value and capitalize on the rapidly growing demand for reliable, scalable power created by the AI buildout.

The choice is clear: Support Empery Digital's Board as it executes a compelling strategy and works to realize its full value, or hand influence to ATG which pursued a plan to take control and liquidate the Company, now says it supports the Board's strategy, and has stated that if elected it will seek to have the Company pay more than $9 million of its legal fees.

ABANDONED ITS CONTROL BID AFTER COURT SANCTIONS

ATG pursued full control of Empery Digital's Board through a costly, months-long litigation campaign. It then abruptly changed course after the Delaware Chancery Court sanctioned ATG in connection with Mr. Gliksberg's destruction of communications with his fellow nominees and Tice P. Brown.

The Court also determined that evidence presented at trial contradicted Mr. Gliksberg's testimony and representations and ordered ATG to reimburse the Company for fees incurred as a result of his conduct.

Empery Digital's Board sought to avoid the cost and distraction of a prolonged dispute by offering one of ATG's nominees, Aaron Morris, a seat on the Board. Mr. Gliksberg rejected that offer and made clear that only full control would be acceptable.

After demanding control, refusing a path to settlement and forcing shareholders to bear the cost and disruption of litigation, ATG reduced its slate and abandoned its control bid. Shareholders deserve answers: What was Mr. Gliksberg seeking to hide, and why did ATG abandon its pursuit of control only after the Court imposed sanctions?

ATG'S PUPPET SLATE

ATG's own communications expose how Mr. Gliksberg assembled his slate. Mr. Gliksberg specifically sought nominees who were not active professionals in the digital asset industry, and his nominees were told that serving on the Board would require minimal work. The record raises a fundamental question: Are ATG's nominees prepared to serve all shareholders or merely Mr. Gliksberg?

Empery Digital already has an engaged, independent Board with the relevant expertise and judgment to oversee complex capital allocation decisions and execute the Company's AI infrastructure strategy. The Board is actively advancing a compelling pipeline of opportunities designed to generate near-term cash flow and meaningful long-term value for shareholders.

At this critical stage, shareholders should not jeopardize that momentum by replacing proven directors with ATG nominees who appear to have been recruited to fill seats only to advance Mr. Gliksberg's agenda.

PROTECT YOUR INVESTMENT — VOTE THE WHITE CARD

Vote "FOR" all nine of Empery Digital's highly qualified nominees on the WHITE proxy card and "WITHHOLD" on ATG Capital's nominees. The 2026 Annual Meeting of Stockholders is scheduled to be held virtually on October 14, 2026, at 10:00 A.M., Central Time.

HOW TO VOTE   MEET OUR NOMINEES

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email   Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer   Privacy policy   Terms of use

PROTECT EMPERY DIGITAL



NEWS & MEDIA

NEWS & MEDIA

LATEST NEWS

All | Media Coverage | Videos

July 30, 2026

EMPERY DIGITAL TRIMS BTC HOLDINGS, INVESTS $65M IN MIDWEST AI DATA CENTER

Blockspace Media

July 30, 2026

THIS OIL AND GAS DYNASTY IS POURING MONEY INTO AI

Blockspace Media

July 29, 2026

IONIC DIGITAL GOES PUBLIC, EMPERY DIGITAL'S AI PLAY, GALAXY DIGITAL CLOSES $3.5B RAISE, BANKS RAISE AI STOCK TARGETS

Blockspace Media

June 30, 2026

EMPERY DIGITAL BETS $65M ON AN AI DATA CENTER IT SAYS IS WORTH MORE THAN ITS BITCOIN

BitBullNews

June 30, 2026

EMPERY DIGITAL ANNOUNCES $65 MILLION STRATEGIC INVESTMENT IN MIDWEST AI DATA CENTER PROPERTY

Pulse 2.0

June 29, 2026

TEXAS BILLIONAIRES HUNT, CROW JOIN BITCOIN FIRM IN $1 BILLION DATA CENTER DEAL, SOURCES SAY

Reuters

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

NEWS & MEDIA

NEWS & MEDIA

LATEST NEWS

All | Media Coverage | Videos

July 30, 2026

EMPERY DIGITAL TRIMS BTC HOLDINGS, INVESTS $65M IN MIDWEST AI DATA CENTER

Blockspace Media

July 30, 2026

THIS OIL AND GAS DYNASTY IS POURING MONEY INTO AI

Blockspace Media

June 30, 2026

EMPERY DIGITAL BETS $65M ON AN AI DATA CENTER IT SAYS IS WORTH MORE THAN ITS BITCOIN

BitBullNews

June 30, 2026

EMPERY DIGITAL ANNOUNCES $65 MILLION STRATEGIC INVESTMENT IN MIDWEST AI DATA CENTER PROPERTY

Pulse 2.0

June 29, 2026

TEXAS BILLIONAIRES HUNT, CROW JOIN BITCOIN FIRM IN $1 BILLION DATA CENTER DEAL, SOURCES SAY

Reuters

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved.

Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL



NEWS & MEDIA

NEWS & MEDIA

LATEST NEWS

All | Media Coverage | Videos

July 29, 2026

IONIC DIGITAL GOES PUBLIC, EMPERY DIGITAL'S AI PLAY, GALAXY DIGITAL CLOSES $3.5B RAISE, BANKS RAISE AI STOCK TARGETS

Blockspace Media

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

STOCKHOLDER MATERIALS

Press releases, letters to stockholders, presentations and SEC filings relating to the 2026 Annual Meeting.

PRESS RELEASES

LATEST ANNOUNCEMENTS

Official press releases issued by Empery Digital.

All | Press Releases | Shareholder Letters | Presentations | SEC Filings

September 21, 2026

EMPERY DIGITAL SAYS IT'S TIME TO TALK ABOUT VALUES – SHAREHOLDER VALUE AND THE VALUES OF OUR COMPANY AND DIRECTORS

Reminds Shareholders that ATG Capital and its Principal have Major Credibility Issues and A Flexible Relationship with the Truth

September 18, 2026

EMPERY DIGITAL FILES INVESTOR PRESENTATION OUTLINING STRATEGY TO CAPITALIZE ON AI INFRASTRUCTURE OPPORTUNITY AND CREATE SHAREHOLDER VALUE

Highlights Continued Execution of AI Infrastructure Investment Strategy Alongside Hunt Properties and Hunt Family

September 18, 2026

A STRATEGY TO MAXIMIZE VALUE CREATION BY CAPITALIZING ON THE LARGEST INFRASTRUCTURE BUILD-OUT OF THIS CENTURY

September 15, 2026

EMPERY DIGITAL SENDS LETTER TO SHAREHOLDERS DETAILING EFFORTS TO MAXIMIZE LONG-TERM VALUE CREATION FOR SHAREHOLDERS

Recommends Shareholders Vote "FOR" Empery Digital's 9 Nominees on the WHITE Proxy Card

September 15, 2026

LETTER TO EMPERY DIGITAL SHAREHOLDERS

September 8, 2026

EMPERY DIGITAL UPDATES SHAREHOLDERS ON RECENT DEVELOPMENTS REGARDING ATG CAPITAL AND 2026 ANNUAL MEETING

ATG Capital Withdraws Campaign for Control of Empery Digital's Board

September 3, 2026

EMPERY DIGITAL DEFINITIVE PROXY STATEMENT

August 25, 2026

EMPERY DIGITAL PROVIDES BALANCE SHEET AND DATA CENTER INVESTMENT UPDATE

Company Believes Its Equity Is Significantly Undervalued Relative to Net Asset Value Per Share

July 23, 2026

EMPERY DIGITAL FORM 8-K: INVESTMENT IN CARDINAL DATA POWER

July 23, 2026

EMPERY DIGITAL ANNOUNCES $20 MILLION STRATEGIC INVESTMENT IN CARDINAL DATA POWER

Investment Deepens Empery Digital's Strategic Partnership with Hunt Properties, Extending a Growing Pipeline of Hyperscaler-Anchored Power and Data Infrastructure Opportunities

July 6, 2026

EMPERY DIGITAL TERMINATES LIMITED-DURATION SHAREHOLDER RIGHTS PLAN

The Board approved an amendment accelerating the expiration of the stockholder rights plan to July 6, 2026, nearly seven months ahead of schedule.

July 1, 2026

EMPERY DIGITAL PROVIDES ADDITIONAL INFORMATION REGARDING CAPITAL NEEDS AND GO-FORWARD CAPITAL ALLOCATION STRATEGY

LOI Tenant to Fund All Data Center Build Out & Operating Costs

June 30, 2026

EMPERY DIGITAL FORM 8-K: INVESTMENT IN MIDWEST PROPERTY

June 30, 2026

EMPERY DIGITAL ANNOUNCES A $65 MILLION STRATEGIC INVESTMENT IN MIDWEST 150 MW AI DATA CENTER PROPERTY

A Detailed LOI has Been Executed for a Triple Net Lease That Will Service a High Investment Grade Global Leader in AI Computing Hardware

April 1, 2026

EMPERY DIGITAL REPAYS OUTSTANDING TERM LOAN, STRENGTHENING BALANCE SHEET AND INCREASING STRATEGIC FLEXIBILITY

The Company fully repaid its outstanding term loan, reducing leverage and interest expense and releasing approximately 1,800 bitcoin previously held as collateral.

March 27, 2026

EMPERY DIGITAL REJECTS INVALID NOMINATION NOTICES FROM DISSIDENT STOCKHOLDERS

Board Determines that ATG Capital and Tice P. Brown Failed in Numerous Ways to Satisfy Basic Requirements Contained in Section 2.5 of the Company's Advance Notice Bylaws

March 2, 2026

EMPERY DIGITAL CONFIRMS RECEIPT OF NOMINATION NOTICES FROM SHAREHOLDERS

No Shareholder Action Required at This Time

February 24, 2026

EMPERY DIGITAL SETS THE RECORD STRAIGHT

The Company responded to Mr. Tice P. Brown's letter to the Board, correcting his account of the Stock Repurchase Program and reaffirming its focus on closing the NAV gap.

February 11, 2026

EMPERY DIGITAL ANNOUNCES AMENDMENT TO DEBT FACILITY TO ENHANCE BALANCE SHEET FLEXIBILITY

Empery Digital Has Repurchased Approximately 15.9 Million Shares

February 5, 2026

EMPERY DIGITAL REITERATES COMMITMENT TO CLOSING THE NAV GAP

Board Recently Authorized Increase in Share Repurchase Program to $200 Million to Support Strategy

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email

Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved.

Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

STOCKHOLDER MATERIALS

Press releases, letters to stockholders, presentations and SEC filings relating to the 2026 Annual Meeting.

PRESS RELEASES

LATEST ANNOUNCEMENTS

Official press releases issued by Empery Digital.

All | Press Releases | Shareholder Letters | Presentations | SEC Filings

September 21, 2026

EMPERY DIGITAL SAYS IT'S TIME TO TALK ABOUT VALUES – SHAREHOLDER VALUE AND THE VALUES OF OUR COMPANY AND DIRECTORS

Reminds Shareholders that ATG Capital and its Principal have Major Credibility Issues and A Flexible Relationship with the Truth

September 18, 2026

EMPERY DIGITAL FILES INVESTOR PRESENTATION OUTLINING STRATEGY TO CAPITALIZE ON AI INFRASTRUCTURE OPPORTUNITY AND CREATE SHAREHOLDER VALUE

Highlights Continued Execution of AI Infrastructure Investment Strategy Alongside Hunt Properties and Hunt Family

September 15, 2026

EMPERY DIGITAL SENDS LETTER TO SHAREHOLDERS DETAILING EFFORTS TO MAXIMIZE LONG-TERM VALUE CREATION FOR SHAREHOLDERS

Recommends Shareholders Vote "FOR" Empery Digital's 9 Nominees on the WHITE Proxy Card

September 8, 2026

EMPERY DIGITAL UPDATES SHAREHOLDERS ON RECENT DEVELOPMENTS REGARDING ATG CAPITAL AND 2026 ANNUAL MEETING

ATG Capital Withdraws Campaign for Control of Empery Digital's Board

August 25, 2026

EMPERY DIGITAL PROVIDES BALANCE SHEET AND DATA CENTER INVESTMENT UPDATE

Company Believes Its Equity Is Significantly Undervalued Relative to Net Asset Value Per Share

July 23, 2026

EMPERY DIGITAL ANNOUNCES $20 MILLION STRATEGIC INVESTMENT IN CARDINAL DATA POWER

Investment Deepens Empery Digital's Strategic Partnership with Hunt Properties, Extending a Growing Pipeline of Hyperscaler-Anchored Power and Data Infrastructure Opportunities

July 6, 2026

EMPERY DIGITAL TERMINATES LIMITED-DURATION SHAREHOLDER RIGHTS PLAN

The Board approved an amendment accelerating the expiration of the stockholder rights plan to July 6, 2026, nearly seven months ahead of schedule.

July 1, 2026

EMPERY DIGITAL PROVIDES ADDITIONAL INFORMATION REGARDING CAPITAL NEEDS AND GO-FORWARD CAPITAL ALLOCATION STRATEGY

LOI Tenant to Fund All Data Center Build Out & Operating Costs

June 30, 2026

EMPERY DIGITAL ANNOUNCES A $65 MILLION STRATEGIC INVESTMENT IN MIDWEST 150 MW AI DATA CENTER PROPERTY

A Detailed LOI has Been Executed for a Triple Net Lease That Will Service a High Investment Grade Global Leader in AI Computing Hardware

April 1, 2026

EMPERY DIGITAL REPAYS OUTSTANDING TERM LOAN, STRENGTHENING BALANCE SHEET AND INCREASING STRATEGIC FLEXIBILITY

The Company fully repaid its outstanding term loan, reducing leverage and interest expense and releasing approximately 1,800 bitcoin previously held as collateral.

March 27, 2026

EMPERY DIGITAL REJECTS INVALID NOMINATION NOTICES FROM DISSIDENT STOCKHOLDERS

Board Determines that ATG Capital and Tice P. Brown Failed in Numerous Ways to Satisfy Basic Requirements Contained in Section 2.5 of the Company's Advance Notice Bylaws

March 2, 2026

EMPERY DIGITAL CONFIRMS RECEIPT OF NOMINATION NOTICES FROM SHAREHOLDERS

No Shareholder Action Required at This Time

February 24, 2026

EMPERY DIGITAL SETS THE RECORD STRAIGHT

The Company responded to Mr. Tice P. Brown's letter to the Board, correcting his account of the Stock Repurchase Program and reaffirming its focus on closing the NAV gap.

February 11, 2026

EMPERY DIGITAL ANNOUNCES AMENDMENT TO DEBT FACILITY TO ENHANCE BALANCE SHEET FLEXIBILITY

Empery Digital Has Repurchased Approximately 15.9 Million Shares

February 5, 2026

EMPERY DIGITAL REITERATES COMMITMENT TO CLOSING THE NAV GAP

Board Recently Authorized Increase in Share Repurchase Program to $200 Million to Support Strategy

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville,
TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

STOCKHOLDER MATERIALS

Press releases, letters to stockholders, presentations and SEC filings relating to the 2026 Annual Meeting.

PRESS RELEASES

LATEST ANNOUNCEMENTS

Official press releases issued by Empery Digital.

All | Press Releases | Shareholder Letters | Presentations | SEC Filings

September 15, 2026

LETTER TO EMPERY DIGITAL SHAREHOLDERS

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

STOCKHOLDER MATERIALS

Press releases, letters to stockholders, presentations and SEC filings relating to the 2026 Annual Meeting.

PRESS RELEASES

LATEST ANNOUNCEMENTS

Official press releases issued by Empery Digital.

All | Press Releases | Shareholder Letters | Presentations | SEC Filings

September 18, 2026

A STRATEGY TO MAXIMIZE VALUE CREATION BY CAPITALIZING ON THE LARGEST INFRASTRUCTURE BUILD-OUT OF THIS CENTURY

November 1, 2025

EMPERY DIGITAL INVESTOR PRESENTATION

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

STOCKHOLDER MATERIALS

Press releases, letters to stockholders, presentations and SEC filings relating to the 2026 Annual Meeting.

PRESS RELEASES

LATEST ANNOUNCEMENTS

Official press releases issued by Empery Digital.

All | Press Releases | Shareholder Letters | Presentations | SEC Filings

September 3, 2026

EMPERY DIGITAL DEFINITIVE PROXY STATEMENT

July 23, 2026

EMPERY DIGITAL FORM 8-K: INVESTMENT IN CARDINAL DATA POWER

June 30, 2026

EMPERY DIGITAL FORM 8-K: INVESTMENT IN MIDWEST PROPERTY

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

Enter your email | Subscribe

By subscribing, you consent to receive email updates from Empery Digital.

© 2026 Empery Digital. All rights reserved.

Disclaimer Privacy policy Terms of use

PROTECT EMPERY DIGITAL

HOW TO VOTE

Empery Digital's Annual Meeting of Stockholders is scheduled to be virtually held on October 14, 2026. You can vote your shares using one of the voting options below. We urge you to use the WHITE universal proxy card or voting instruction form.

HOW TO VOTE | VOTING FAQ

THE BOARD'S RECOMMENDATION

VOTE "FOR" ONLY EMPERY DIGITAL'S 9 NOMINEES

Our Board of Directors unanimously recommends a vote on the WHITE card "FOR" ONLY Empery Digital's 9 recommended nominees to support long-term value creation for stockholders.

- ☑ Use the WHITE universal proxy card or voting instruction form
- ☑ Vote "FOR" ONLY: Ryan Lane, John Kim, Rohan Chauhan, Jonathan Foster, Matthew Homer, Örn Ólason, Ian Read, Adrian Solgaard and E. Taylor Robertson
- ⃠ There is no need to return ATG's GOLD universal proxy card or voting instruction form, regardless of how you wish to vote

HOW TO VOTE | MEET OUR NOMINEES ›

EMPERY DIGITAL | PROTECT EMPERY | WHITE PROXY CARD

EMPERY DIGITAL NOMINEES	FOR	WITHHOLD
Rohan Chauhan	✓	
Jonathan Foster	✓	
Matthew Homer	✓	
John Kim	✓	
Ryan Lane	✓	
Örn Ólason	✓	
Ian Read	✓	
E. Taylor Robertson	✓	
Adrian Solgaard	✓	

OPPOSED ATG NOMINEES	FOR	WITHHOLD
James C. Elbaor		✗
Gabriel D. Gliksberg		✗
Meredith S. Kirshenbaum		✗
Aaron T. Morris		✗

PROPOSALS

- ✓ Strong recommendation to vote "FOR" Proposal 2
- ✓ Strong recommendation to vote "FOR" Proposal 3

Sample for illustration only; not an actual proxy card.

REGISTERED HOLDERS

Empery Digital stockholders who directly hold EMPD shares, not in a bank or brokerage account.

VOTE ONLINE

Vote online at www.proxyvote.com. Enter the unique control number found on your WHITE proxy card and follow the on-screen instructions to cast your vote.

VOTE BY MAIL

Mark, sign and date your WHITE universal proxy card and return it in the postage-paid envelope provided.

VOTE BY PHONE

Call 1-800-690-6903 (Toll-Free) and follow the automated instructions or speak to a representative to cast your vote. You will be required to provide the unique control number found on your WHITE universal proxy card.

VOTE BY QR CODE

Scan the QR code provided on your WHITE proxy card. This will direct you to the secure voting website, where you can enter your control number and follow the prompts to vote.

BENEFICIAL HOLDERS

Empery Digital stockholders who hold EMPD shares in a bank or brokerage account, such as Fidelity or Vanguard.

VOTE ONLINE

Visit the voting website at www.proxyvote.com. Enter the unique control number found on your WHITE proxy card and follow the on-screen instructions to cast your vote.

VOTE BY MAIL

Mark, sign and date your WHITE universal proxy card and return it in the postage-paid envelope provided.

VOTE BY QR CODE

Scan the QR code provided on your WHITE proxy card. This will direct you to the secure voting website where you can enter your control number and follow the prompts to vote.

RECORD DATE

All Empery Digital stockholders as of the record date of September 2, 2026 should submit the WHITE universal proxy card or voting instruction form, even if you have sold your shares after the record date.

CHANGING YOUR VOTE

Your latest-dated proxy card is the only vote that counts. You have the right to change your vote using any of the voting methods above until 11:59 PM ET on October 13th.

STOCKHOLDERS MAY VOTE BY INTERNET OR TELEPHONE 24 HOURS A DAY, SEVEN DAYS A WEEK UNTIL 11:59 P.M., EASTERN TIME, OCTOBER 13, 2026.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned your WHITE proxy card.

QUESTIONS? CALL TOLL-FREE 1-800-690-6903

If you have questions or need help voting your card, our proxy solicitors are available to assist you.

CONTACT US

VOTING FAQ

FREQUENTLY ASKED QUESTIONS

When is Empery Digital's Annual Meeting?

Empery Digital will hold its 2026 Annual Meeting on October 14, 2026.

Who is allowed to vote?

What is the Universal Proxy Card?

How does voting with the Universal Proxy Card work?

How can I vote my shares and participate at the Annual Meeting?

Do I need to vote for all nine director seats on the Universal Proxy Card?

I received different-colored Universal Proxy Cards, WHITE and GOLD. What do I do?

If I submit my vote on the Universal Proxy Card, can I change my vote after?

I made a mistake on my Universal Proxy Card, or I've lost the card and need a new one, what do I do?

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Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

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Okapi Partners LLC

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PROTECT EMPERY DIGITAL

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Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

PROXY SOLICITOR

Pat McHugh / Jason Alexander
Okapi Partners LLC

(877) 839-1065 (Toll-Free)
info@okapipartners.com

MEDIA CONTACTS

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Reevemark · (212) 433-4600

TeamEmperyDigital@reevemark.com

EXPLORE

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Withhold on ATG Capital

News & media

Stockholder materials

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CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

The information on ProtectEmpery.com (the “Site”) is published by Empery Digital Inc. (“Empery Digital” or the “Company”) in connection with the solicitation of proxies for the 2026 Annual Meeting of Stockholders. Please read this notice carefully before relying on anything you find here. This Site is being made available to all stockholders of the Company. Except as otherwise set forth on this Site, the views expressed on this Site reflect the opinions of the Company. The Company reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. NOT AN OFFER Nothing on this Site is an offer to sell, or a solicitation of an offer to buy, any security. Nothing here is investment, legal, accounting or tax advice, and it does not take account of your particular circumstances. PROXY MATERIALS The Company has filed a definitive proxy statement and accompanying WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2026 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec .g ov . Copies will also be available at no charge on the Company’s website at https://ir.emperyd ig ital.com/sec - filings/all - sec - filin gs and https://www.ProtectEmpery.com . Summaries, highlights and graphics on this Site are provided for convenience only and are qualified in their entirety by the Company’s definitive proxy statement and the other materials filed by the Company with the SEC . PARTICIPANTS IN THE SOLICITATION The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2026 Annual Meeting . Information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement . FORWARD - LOOKING STATEMENTS Some of the materials on this Site contain forward - looking statements. All statements contained herein that are not clearly historical in nature or that necessary depend on future events are forward - looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward - looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the projected results or forward - looking statements included herein will prove to be accurate and therefore actual results could differ materially from those set forth in, contemplated by, or underlying these forward - looking statements. In light of the significant uncertainties inherent in the projected results and forward - looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward - looking statements will be achieved. The Company will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward - looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events. ACCURACY AND THIRD - PARTY CONTENT We take reasonable care to keep this Site accurate and current, but we do not warrant that it is free of error or omission . The Site links to third - party sites, including the voting platform operated by our proxy solicitor ; we do not control those sites and are not responsible for their content or availability . The Company neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. The Company does not endorse third - party estimates or research which are used on this Site solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency or from any third party, are accurate. This Site may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. All registered or unregistered service marks, trademarks and trade names referred to on this Site are the property of their respective owners, and the Company’s use herein does not imply an affiliation with or endorsement by, the owners of these service marks, trademarks and trade names. QUESTIONS Stockholders who need help voting should contact our proxy solicitor, Okapi Partners LLC, at (877) 839 - 1065 (toll - free) or info@okapipartners . com . Last updated: September 2026. E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use DISCLAIMER Important information about the material published on this site. Enter your email PROTECT EMPERY DIGITAL

Last Updated: September 16, 2026 This Privacy Policy explains how Empery Digital Inc. (“Empery Digital”, “we”, “us”) handles information collected through ProtectEmpery.com (the “Site”), which we operate in connection with the 2026 Annual Meeting of Stockholders (collectively, the “Services”). Please read this Privacy Policy carefully. In some instances, we or our representatives may deliver to you a separate privacy notice that applies in specific circumstances. For example, if you participate in activities unrelated to the 2026 Annual Meeting of Stockholders, you will receive a separate privacy notice at the time that will describe our collection, use, and disclosure of your personal information as part of that activity. In these cases, that separate privacy notice will apply to your personal data, not this Privacy Policy. If you have any questions about this Privacy Policy or our data practices, please see our contact information below. HOW WE COLLECT YOUR PERSONAL INFORMATION We may collect personal information about you from the following sources: Directly from you. We may collect information you provide to us directly, such as when you send us a comment or question, or when you request information through our Services. Through automated and other tracking technologies . We may automatically collect information about you, such as through cookies and other data collection technologies, when you interact with our Services. This may include information about how you use and interact with our Services including communications from us (such as when you open an email/text message you received from us), information about your device, and internet usage information. From third parties. We may collect information from third parties, such as organizations that support our business, research partners, social media platforms through which you interact with us, and vendors. We may combine personal information that we receive from various sources for the below purposes. WHAT PERSONAL INFORMATION WE COLLECT Depending on how you interact with us, we may collect the following categories of personal information from or about you: Identifiers , such as your name, email address, and your Internet Protocol (“IP”) address or other identifiers you provide to us. Professional or employment - related information , such as your specialty, practice, and institution, if you provide it to us via our Services. Internet and other electronic activity information , such as information about your device (like your operating system, browser type, and language), referring URLs (i.e., websites you navigate to our website from), access times, pages viewed, links clicked, use of our website’s interactive features, and other information about your interactions with our Services. Geolocation information, such as the non - precise location information that we derive from your IP address. Sensitive information , such as information about your precise location. HOW WE USE YOUR PERSONAL INFORMATION We may use the personal information that we collect and maintain for the following purposes: To provide our Services. We may use your personal information to provide our Services to you, such as responding to your requests, sending stockholder updates and materials, responding to questions about voting, proxy materials, or the Annual Meeting, and otherwise communicating with you. For internal business purposes. We may use your personal information to operate our business, including to maintain internal business records, enforce our policies and rules, for reporting and auditing, and IT security and administration. For research, development, and improvement of our Services. We may use your personal information to engage in research and development activities, collecting adverse events, verifying or maintaining the quality or safety of our Services, improving our Services, and debugging and repairing errors with our systems, networks, and equipment. For marketing. We may use your information to send and improve personalized newsletters, surveys, questionnaires, promotions, or information about our offerings. For legal, safety, or security reasons. We may use your personal information to detect, investigate, and prevent risk, fraudulent events, and other illegal activities, to manage legal claims, subpoenas, and requests in connection with investigations and dispute - resolution processes, as permitted or required by applicable law, and to protect the rights and property of Empery Digital and others. To ensure compliance with contractual obligations. We may use your personal information to verify your compliance with the contractual terms you entered into with us, investigate any potential breaches, and enforce those terms if necessary. In connection with a corporate transaction. We may use your personal information if we acquire assets of another business or sell or transfer all or a portion of our business or assets including through a sale in connection with bankruptcy and other forms of corporate change. We may also anonymize, de - identify, or aggregate your personal information to use for any purpose permitted by law. HOW WE DISCLOSE YOUR PERSONAL INFORMATION We may disclose your personal information as follows: Service providers. We may disclose your personal information to third parties that provide services to us, such as web hosting and analytics, data storage, business support, marketing, and other IT services providers. It is our policy to require our service providers to keep the information confidential and to not use the information outside of our business relationship. Auditors, advisors, and financial institutions. We may disclose your personal information to auditors for the performance of audit functions, with advisors to receive legal and other advice, and with financial institutions concerning payment and other transactions and services. Our business partners. We may disclose your personal information to our business partners for events or activities that we oversee or manage jointly, such as the Annual Meeting. Generally, such business partners are limited to using your personal information for the purposes of an event or activity. We may also disclose your personal information to companies that operate their own cookies and other tracking technologies. We are not responsible for the privacy policies or practices of these companies when they use personal information for their own purposes. We encourage you to familiarize yourself with their privacy policies to understand how they process personal information. Mergers, acquisitions, and bankruptcy. If Empery Digital ever files for bankruptcy or merges with another company, or if Empery Digital decides to buy, sell, or reorganize some part or all of its business, Empery Digital may disclose your personal information to parties involved in the transaction. It is Empery Digital’s practice to seek appropriate protection for personal information disclosed in these types of transactions. As required by law and other legal - related disclosures. We may disclose your personal information if we believe in good faith that disclosure is necessary: (a) to comply with the law, such as to report possible adverse events or to respond to legal process (e.g., court order, subpoena, search warrant) or other legal requirements of any governmental authority; (b) to protect the integrity of the Services; (c) to protect and defend our, your, or others’ rights, property, safety or interests; or (d) to detect, prevent, or respond to fraud, intellectual property infringement, violations of our terms, violations of law, or other misuse of the Services. COOKIES AND SIMILAR TECHNOLOGIES We may collect information on our Services by automated means such as through cookies, web beacons, log files, local storage and similar technology (collectively, “cookies”). We use these technologies to uniquely identify visitors and store information or settings in/retrieve such information from the user’s browser/device. The categories of tracking technologies we use generally fall into one of the following categories: Necessary: We use first party cookies that are essential for the operation of our Services and enable its functionality, such as certain security, multimedia and load balancing features. Statistics and Performance: These cookies allow us to count visits and traffic sources, and understand how you interact with our Services, so we can measure and improve their performance. If you do not allow these cookies, we will not know when you have visited our Services and will not be able to monitor performance. We use Google Analytics in limited geographies to gather traffic information to allow us to improve our websites and apps and support their functionality. To prevent these services from receiving your user activity on websites and apps, see https://tools.google.com/dlpage/gaoptout . If you do not want us to collect information through tracking technologies, you can set your web browser to reject certain cookies. Each browser is different, so you should check your browser’s “Help” menu to learn how to change your cookie preferences. If you reject or block cookies from the Services, the Services may not function as intended. YOUR STATE PRIVACY RIGHTS Depending on your state of residency, you may have certain rights related to your personal information, including: Access and Data Portability . You may confirm whether we process your personal information and access a copy of the personal information we process. To the extent feasible, personal information will be provided in a portable format. Depending on your state, you may have the right to receive additional information, and it will be included in the response to your access request. Correction . You may request that we correct inaccuracies in your personal information that we maintain, considering the information’s nature and purpose of processing. Deletion . You may request that we delete personal information about you that we maintain, subject to certain exception under applicable law. The exact scope of these rights varies by state. There are also several exceptions where we may not have an obligation to fulfill your request. MARKETING COMMUNICATIONS You may opt out of receiving marketing communications from us by submitting a request to investors@emperydigital.com or using the unsubscribe mechanism at the bottom of our marketing emails. RETENTION OF YOUR PERSONAL INFORMATION As a general matter, we may keep your personal information for as long as necessary to fulfill the purposes for which it was collected. If a law requires us to retain your personal information for a longer period, we will comply with that law. We may also retain your personal information as necessary to protect or resolve dispute, establish legal defenses, conduct audits, pursue legitimate business purposes, enforce our agreements, and comply with applicable laws. SECURITY OF YOUR PERSONAL INFORMATION We maintain reasonable physical, technical, and administrative measures designed to protect your personal information. Unfortunately, no data transmission or storage system can be guaranteed to be 100% secure. While we strive to protect your personal information from unauthorized access, use, or disclosure, Empery Digital cannot and does not ensure or warrant the security of your information. LINKS TO OTHER SITES We may post links to third party websites or services that are not under our control. If you visit another website, we encourage you to review that website’s privacy policy to understand how that website operator will treat your information. Our Privacy Policy does not apply to those other websites. CHILDREN’S INFORMATION Our Services are intended for general audiences and are not directed to minors. We do not knowingly collect information from children under the age of 18 in connection with our Services. UPDATES TO PRIVACY POLICY We reserve the right to update this Privacy Policy from time to time. In certain cases, we will attempt to notify you of updates prior to them taking effect. You are encouraged to review this Privacy Policy regularly to stay informed about our personal information practices and the choices available to you. CONTACT US Questions about this policy can be sent to investors@emperydigital.com , or to Empery Digital Inc., 2512 W Pecan St. Unit 230, Pflugerville, TX 78660. E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use PRIVACY POLICY How Empery Digital handles information collected through this site. Enter your email PROTECT EMPERY DIGITAL

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These terms of use govern your access to ProtectEmpery.com (the "Site"), operated by Empery Digital Inc. ("Empery Digital", "we", "us"). By using the Site you agree to them. If you do not agree, please do not use the Site.

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The Site is provided for informational purposes in connection with the 2026 Annual Meeting of Stockholders. Nothing on the Site is an offer to buy or sell securities, and nothing on it is investment, legal or tax advice.

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Summaries on this Site are provided for convenience only. Empery Digital's definitive proxy statement and the other materials filed with the Securities and Exchange Commission are the controlling documents, and you should read them in full before voting.

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Last updated: September 2026.

EXPLORE

Meet Empery's nominees
Withhold on ATG Capital
News & media
Stockholder materials
How to vote

CONTACT INFORMATION

Nicholas Leasure
Jacqueline Zuhse
Reevemark
(212) 433-4600
TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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Disclaimer Privacy policy Terms of use

B A C K TO P R E S S R E L E A S E S P R E S S R E L E A S E S Reminds Shareholders that ATG Capital and its Principal have Major Credibility Issues and A Flexible Relationship with the Truth Notes Not One of ATG’s Nominees Testified That Mr. Gliksberg Wanted “Oversight” Urges Shareholders to Vote “FOR” All Nine Company Nominees on the WHITE Universal Proxy Card Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today sent a letter to shareholders in connection with its upcoming 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) scheduled to be held on October 14, 2026. Shareholders of record as of the close of business on September 2, 2026, are entitled to vote at the 2026 Annual Meeting. Dear Fellow Shareholders, We already know that ATG Capital Opportunities Fund LP (“ATG”) doesn’t have a vision for Empery Digital. ATG’s principal, Gabriel Gliksberg, has admitted as much. ATG has now had several opportunities to explain how ATG and its nominees intend to add value to the Board. It has not done so. ATG ironically attacks Empery Digital for incurring legal fees in uncovering ATG’s scheme with Woodmont Capital, and in piecing together the documents that Mr. Gliksberg systematically destroyed. It falsely claims that Empery Digital has cost shareholders more than $20 million in defending against ATG’s lawsuit. ATG knows that Empery Digital’s attorney’s fees in excess of its $5 million retention are covered by insurance and, as a result of being sanctioned by the Delaware Court of Chancery, that ATG will be paying for some of those attorney’s fees itself. But telling you the truth about its situation would not support Mr. Gliksberg’s narrative. Because Mr. Gliksberg has shown that he will say anything that serves his personal interest, we do not expect that he will tell the truth to shareholders now: that his campaign is centered on the recoupment of his legal fees. Fortunately, you can do the math for yourselves. Mr. Gliksberg invested $20 million of his limited partners’ money in Empery Digital, and spent close to $10 million on legal fees. He has made clear in his own proxy materials that he intends to pursue those fees directly from the Board if his nominees are elected. His interests have nothing to do with oversight of the Board or the future of the Company, it’s all about his fees. This is typical of ATG and Mr. Gliksberg. In March 2026, prior to the filing of ATG’s complaint, representatives for ATG and Empery Digital engaged in several conversations to explore any potential pathways to resolution. It was made abundantly clear that an offer of a board seat for one of Mr. Gliksberg’s nominees would not resolve whatever dispute Mr. Gliksberg had with the Company. As discovery has shown, that is because Mr. Gliksberg wanted control. Of course, ATG now vehemently denies any such exchange took place. But Mr. Gliksberg has never hesitated to deny the truth when the truth does not suit his interests. Even the Court recognized this by discrediting Mr. Gliksberg’s testimony as untruthful and by imposing attorney fee sanctions for his ethical misconduct. After a three - day trial, the Court found that: Mr. Gliksberg’s testimony was “difficult to credit.” Mr. Gliksberg had “intentional disregard” for the preservation of communications. Contrary to Mr. Gliksberg’s testimony, his communications with Tice Brown “more likely than not” went “beyond sharing pleasantries and focused on their plans for Empery.” The text Mr. Gliksberg sent one of his nominees, “Read it now! And then don’t text me about it,” suggested “an intent to conceal coordination.” Your Board believes the evidence is clear. Mr. Gliksberg has a selective relationship with the truth. We encourage shareholders to read the Court’s supplemental opinion before taking anything Mr. Gliksberg says at face value. ATG Capital lacks substantive criticism of the future of the Company and substantive ideas to bring to the table. ATG supports our investment into AI infrastructure, which explains why ATG has no reasonable alternative to offer you, even after spending months delving into the inner workings of the boardroom and discovery materials. Indeed, if you had any question whether Gabi Gliksberg has a plan for the Company, just ask his nominees. We did. AARON MORRIS Q: “Did Mr. Gliksberg have a specific idea in mind of what he would do with this Company, should he prevail in a shareholder election, that he discussed with you prior to you agreeing to be a nominee?” A: “No.” Q: “And that you have no idea what Mr. Gliksberg intends to do with this Company, should he be elected to the Board?” A: “That is correct.” MEREDITH KIRSHENBAUM Q: “When you had this conversation with Mr. Gliksberg, did he discuss with you his plans as a shareholder for Empery Digital?” A: “He did not.” Q: “And what is your understanding of what that specific strategic direction would be?” A: “I have no understanding of what that specific strategic direction would be that he would ask the Company to undertake.” CHRISTOPHER EDWARD NOVAK Q: “Did you discuss with Mr. Gliksberg what he intends to do with Empery Digital if he were to be elected to the Board?” A: “Never.” Q: “Why does the board need to be replaced?” A: “I have no opinion. That’s for the stockholders to decide.” RONALD H. DAVIES Q: “Have you formulated a vision for Empery Digital?” A: “No.” Q: “Have you formulated a general idea of the direction Empery Digital should take if your nomination is successful?” A: “No.” JAMES ELBAOR Q: “Did Mr. Gliksberg inform you of his plan for Empery Digital, in the event you would be elected to the board, prior to February 26, 2026?” A: “No.” Q: “Has Mr. Gliksberg informed you of his plan for Empery Digital since February 26, 2026?” A: “No.” HEATHER POWERS Q: “Did you develop an understanding of what Mr. Gliksberg’s plans were for Empery Digital?” A: “I did not.” Q: “Did he tell you what your role on the board would entail?” A: “Not that I remember.” Q: “So you agreed to be on a board that was nominated by a company you did no diligence on for a job you had no information about what it would entail?” A: “Sounds about right.” EVAN RATNER Q: “Did Mr. Gliksberg share a business plan for EMPD in the event that you would be elected?” A: “No.” Q: “Did Mr. Gliksberg tell you what your responsibilities would be in managing Empery Digital if you were elected?” A: “No.” ARATI BATTA Q: “Do you know why Mr. Gliksberg invested in Empery Digital?” A: “I have no idea.” Further, there was no mention of the need for additional oversight or enhanced governance at Empery Digital by any of ATG’s eight nominees during dozens of hours of deposition testimony . In fact, the word “oversight” was used only twice in all the hours of testimony, none in relation to providing oversight of Empery Digital or being an Empery Digital board member. Critically, here is what nominee James Elbaor knew that ATG and Mr. Gliksberg have tried to deny. James Elbaor: “[Tice Brown] and Gabi. It’s a DAT play. Big discount to mNAV.” We wish we could bring you more receipts, but we cannot because Mr. Gliksberg moved his conversations with Mr. Brown onto Signal with auto - delete switched on, “ensuring that their subsequent communications were destroyed.” He used the same auto - deleting settings with his nominees. Given Mr. Gliksberg’s track record, we sincerely doubt he would have deleted communications that paint him and his objectives in a favorable light. Now let’s talk about the present as we have recently learned that Mr. Gliksberg’s selective relationship with the truth continues behind closed doors. We understand from shareholders seeking clarification with us that Mr. Gliksberg has criticized the Company based on his lies. We believe it is important to correct the record for all shareholders. î ATG False Claim #1: EAM forced the Company to take on salaries of EAM employees that are also employed by the Company. The Facts: When members joined Empery Digital, it was done on the basis of taking below market salaries, and fully aligning themselves with the long - term interests of shareholders. Compensation at Mr. Lane’s hedge fund for the four members of the Empery Digital team has not changed. î ATG False Claim #2: Empery Digital’s payroll increased by at least $1 million as a result. The Facts: Annual payroll for Empery Digital’s previous executive management was reduced by $825,000, and that payroll reduction more than offset the payroll for the four new employees. This means Empery Digital’s total payroll was actually reduced. î ATG False Claim #3: Empery Digital is paying management and performance fees to Hunt Properties, Inc. for its investment in the Midwest data center property. The Facts: The investment is held through EMHU, LLC. The Operating Agreement was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8 - K on June 30, 2026. Cash distributions are made pro rata. Empery Digital pays no fee of any kind to Hunt Properties, Cardinal Power, LLC, or any of their affiliates in connection with this investment or any other investment. What is worse is that Mr. Gliksberg knows his statements are categorically false from documents and testimony provided during legal proceedings. Since the facts do not support ATG’s narrative, Mr. Gliksberg appears to be throwing fabricated claims against the wall to see what sticks and hoping no Empery Digital shareholder fact checks him as he tries to take the Company’s money, your money, for his own fees. Tellingly, Mr . Gliksberg is only making these false claims behind closed doors ; not in the solicitation materials ATG files with the Securities and Exchange Commission where he must take legal responsibility for the accuracy of his claims . We are happy to address Mr. Gliksberg’s statements directly. If you have had a conversation with him and want answers, contact the Company at investors@emperydigital.com or our proxy solicitor, Okapi Partners, at info@okapipartners.com or 1 - 877 - 839 - 1065. We will make sure you have the facts. Or, ask Mr. Lane yourself by emailing ryan.lane@ emperydigital.com . We urge you not to let the misdirection sway your vote. Despite all of the distractions that ATG Capital has levied in its bid to get its fees paid, your Board of Directors is laser - focused on how to create returns for all shareholders. Our directors are skilled, qualified and chosen with a complementary set of skills to best represent our shareholders. Let us show you what we can do. Very truly yours, Ryan Lane Chairman of the Board and Co - Chief Executive Officer PROTECT YOUR INVESTMENT. VOTE THE WHITE PROXY CARD TODAY. Empery Digital urges shareholders to vote “ FOR ” all nine of the Company’s director nominees, Ryan Lane, John Kim, Ian Read, Matthew Homer, Jonathan Foster, Örn Ólason, Adrian Solgaard, Rohan Chauhan and E. Taylor Robertson, on the WHITE universal proxy card. Please do not return any gold proxy card from ATG. If shareholders have already returned a gold card, they can change their vote by signing, dating and returning the WHITE proxy card today. Only the latest - dated proxy will be counted. If shareholders have any questions or require assistance with voting their WHITE proxy card, please contact the Company’s proxy solicitation firm, Okapi Partners, at 1 - 877 - 839 - 1065 (Toll - Free) or info@okapipartners.com . ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency, and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “believe,” “continue,” “could,” “expect,” “focus,” “forward,” “future,” “grow” “may,” “plan,” “potential,” “strategy,” “will,” “wish,” “would,” “urge” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, statements regarding our strategy, future operations, future financial position, return on investments including, but not limited to, statements relating to: the status of the strategic partnership with Hunt Properties and the Hunt Family and expected benefits therefrom; the signing of the lease and closing of the acquisition of the Midwest facility and the timing regarding the lease execution and closing of the acquisition; the status and conversion of the Midwest facility into a data center; the execution of a definitive triple net lease agreement for the Midwest facility with the same or similar terms to the LOI, the expected total lease payments and returns on investment that may be realized in connection therewith; the development of the campus in West Texas and the timing and returns associated therewith, including the timing of expected first power; the Company’s expectations regarding the reimbursement of expenses incurred in connection with its activist defense matters pursuant to its insurance coverage and ATG’s expectations regarding reimbursement; the status of and ability to resolve the matter with ATG Capital and the continued defense and against litigation brought by ATG Capital; the Company’s bitcoin strategy and statements relating to the Company’s ability to create value for shareholders. Each forward - looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or CDP, or with potential data center tenants; the significant valuation uncertainty associated with the Company’s data center investments and the Company’s ability to realize a return on such investments; the Company’s limited ability to influence the operations, governance and strategic direction of its minority, non - controlling investments; the ability of CDP and Hunt Properties to negotiate and execute definitive long - term leases on commercially acceptable terms; potential delays or other impediments in the development of proposed data centers; the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and Bitcoin derivatives; significant decrease in the market value of the Company’s Bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of Bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10 - K for the year ended December 31, 2025, (as amended by Form 10 - K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10 - Q for the three months ended June 30, 2026, and any subsequent filings with the SEC. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. The forward - looking statements reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION The Company has filed a definitive proxy statement on Schedule 14A and an accompanying white proxy card. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE 2026 ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings/all - sec - filings . The Company, its directors and certain of its officers and employees are participants in the solicitation of proxies from shareholders in connection with the 2026 Annual Meeting. Information regarding the identity of the participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@ emperydigital.com For Investors: investors@emperydigital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com BAC K TO P R E SS R E L E A SE S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com C O N TA C T I N F O R M AT I O N I N V E S T O R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E T O R E C E I V E U P D AT E S © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use Receive Empery Digital news and stockholder updates. Enter your email Subscribe By subscribing, you consent to receive email updates from Empery Digital. EMPERY DIGITAL SAYS IT’S TIME TO TALK ABOUT VALUES – SHAREHOLDER VALUE AND THE VALUES OF OUR COMPANY AND DIRECTORS September 21, 2026 In a letter to shareholders, Empery Digital says ATG Capital has no plan for the Company, corrects three false claims made by its principal and urges a vote for all nine Company nominees. G E T E M B E D C O D E PROTECT EMPERY DIGITAL

B A C K T O P R E S S R E L E A S E S P R E S S R E L E A S E S Highlights Continued Execution of AI Infrastructure Investment Strategy Alongside Hunt Properties and Hunt Family Details How ATG Capital is No Longer Pursuing a Liquidation, Yet is Moving Forward with No Plan and Nominees with No Relevant Experience Recommends Shareholders Vote “FOR” Only Empery Digital’s 9 Nominees using the WHITE Proxy Card Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) has filed an investor presentation with the Securities and Exchange Commission in connection with its 2026 Annual Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on October 14, 2026. The full presentation is available here . The Company’s Board of Directors said: “In just over 14 months, our Board and management team have positioned the Company to capitalize on the most compelling value creation opportunity of our time.” “ATG Capital is no longer pursuing a liquidation of the Company, yet it offers no credible plan and its director nominees have no relevant experience. Neither ATG nor its nominees have ever requested to meet with the Company Board, the management team or any of the Company’s strategic partners. The Board believes replacing Empery Digital’s experienced and highly - qualified directors with known friends of ATG Capital’s principal, Gabriel Gliksberg, will disrupt our progress and advance Mr. Gliksberg’s efforts to use shareholder money to recuperate ATG Capital’s legal fees. Empery Digital shareholders should reject ATG Capital’s nominees and allow the highly aligned Board that developed this strategy to see it through.” Highlights of the presentation include: Empery Digital’s nine nominees combine a complementary set of skills that align with our longer - term strategy and are the right team to continue executing upon a strategic plan that we believe will set Empery Digital up for a future of sustained success . The Board and management evaluated a range of options before adopting a well - considered capital allocation strategy focused on AI data center investments , designed to generate near - term cash flow with limited to no incremental capital requirements. The Board and management are aligned with shareholders, beneficially owning 21.2% of the Company , and recognize that Empery Digital’s current share price does not adequately value the Company. ATG Capital refused to engage with the Company, quickly accumulated shares and only demanded complete control of Empery Digital’s Board. After being sanctioned for destroying evidence, ATG Capital retreated from its bid for control and now purports to support the Company’s plans while asking shareholders to replace the critical directors behind that plan, and having the Company reimburse an estimated $9.15 million in expenses, including its litigation fees. ATG Capital has offered no credible plan to create shareholder value , and its nominees lack the energy, power, data center and digital asset operating experience and integrity needed to execute Empery Digital’s strategy. Empery Digital strongly encourages all shareholders to vote “ FOR ” all 9 of Empery Digital’s director nominees and other proposals on the WHITE proxy card and “WITHHOLD” votes for the ATG Nominees. Shareholders must cast their votes on or before 11:59 p.m. Eastern Time on October 13, 2026, to ensure they are counted. If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners, at 1 - 877 - 839 - 1065 (Toll - Free) or via email at info@ okapipartners.com . ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “believe,” “continue,” “execute,” “focus,” “forward,” “future,” “growth,” “opportunity,” “plan,” “strategy,” “will,” “capitalize on” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, statements regarding our strategy, future operations, future financial position, return on investments including, but not limited to, statements relating to: the status of the strategic partnership with Hunt Properties and the Hunt Family and expected benefits therefrom; the Company’s strategic partnership with Cardinal Power LLC (“Cardinal”); the ability of the Company and Cardinal to execute on its shared vision for AI infrastructure and to identify, fund and execute on future opportunities and the realization of the expected benefits therefrom; closing under the definitive agreement by EMHU, LLC, a Delaware limited liability company (“EMHU” or the “Partnership”) to purchase 100% of the equity interests of the current holder of a fee simple title to a property in the Midwest and the timing thereof; the signing of the lease and closing of the acquisition of the Midwest facility and the timing regarding the lease execution and closing of the acquisition; the status and proposed conversion of the Midwest property into an AI data center and potential to increase its power capacity; EMHU or its affiliate executing a definitive triple net lease agreement for the Midwest facility with the same or similar terms to the LOI, the expected total net lease payments and returns on investment that may be realized in connection therewith and timing associated therewith; the Company’s plans for future data center - related opportunities; the Company’s plans for future capital allocation; the development of the campus in West Texas and the timing and returns associated therewith, including the timing of expected first power; the Company’s expectations regarding the reimbursement of expenses incurred in connection with its activist defense matters pursuant to its insurance coverage and ATG’s expectations regarding reimbursement; the status of and ability to resolve the matter with ATG Capital and the continued defense and against litigation brought by ATG Capital; the Company’s bitcoin strategy and statements relating to the Company’s ability to create value for shareholders. Each forward - looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or Cardinal Data Power Inc. (“CDP”), or with potential data center tenants; the significant valuation uncertainty associated with the Company’s data center investments and the Company’s ability to realize a return on such investments; the Company’s limited ability to influence the operations, governance and strategic direction of its minority, non - controlling investments; the ability of CDP and Hunt Properties to negotiate and execute definitive long - term leases on commercially acceptable terms; potential delays or other impediments in the development of proposed data centers; the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and bitcoin derivatives; significant decrease in the market value of the Company’s bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10 - K for the year ended December 31, 2025, (as amended by Form 10 - K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10 - Q for the three months ended June 30, 2026, and any subsequent filings with the SEC. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. The forward - looking statements reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION The Company has filed a definitive proxy statement on Schedule 14A and an accompanying white proxy card with the SEC. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE 2026 ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov . Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings/all - sec - filings . The Company, its directors and certain of its officers and employees are participants in the solicitation of proxies from shareholders in connection with the 2026 Annual Meeting. Information regarding the identity of the participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@ emperydigital.com For Investors: investors@ emperydigital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@ reevemark.com B A C K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M A T I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@ reevemark.com I N V E S T O R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@ emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@ okapipartners.com S U B S C R I B E T O R E C E I V E U P D A T E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL FILES INVESTOR PRESENTATION OUTLINING STRATEGY TO CAPITALIZE ON AI INFRASTRUCTURE OPPORTUNITY AND CREATE SHAREHOLDER VALUE September 18, 2026 Empery Digital filed an investor presentation outlining its AI infrastructure strategy alongside Hunt Properties and recommending shareholders vote FOR only its nine nominees . G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

B A C K T O P R E S S R E L E A S E S P R E S S R E L E A S E S Recommends Shareholders Vote “FOR” Empery Digital’s 9 Nominees on the WHITE Proxy Card Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today sent a letter to shareholders in connection with its upcoming 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) scheduled to be held on October 14, 2026. Shareholders of record as of the close of business on September 2, 2026, are entitled to vote at the 2026 Annual Meeting. The letter highlights the promising road that lays ahead for Empery Digital shareholders as the Board executes on the Company’s strategic partnership with the Hunt family to capitalize on rapidly growing hyper - scaler demand for power. It acknowledges that the Company’s vision is now supported by its only dissident shareholder, ATG Capital Opportunities Fund LP (“ATG Capital” or “ATG”) and it places into context why replacing any of the Company’s directors with ATG nominees that have zero relevant experience would be detrimental to the very plan that ATG now purportedly supports. The Company urges Empery Digital’s shareholders to vote “FOR” all 9 of Empery Digital’s director nominees and other proposals. The full text of the letter is below: Dear Fellow Shareholders, Your vote at our 2026 Annual Meeting is very important. We are using this letter as an opportunity to discuss why we are excited about Empery Digital’s future. Our directors and management team beneficially own more than 21% of the shares of the Company. Our interests are aligned with yours. We ask Empery Digital shareholders to support our efforts by voting “FOR” all nine of Empery Digital’s highly qualified nominees – Ryan Lane, John Kim, Ian Read, Matthew Homer, Jonathan Foster, Örn Ólason, Adrian Solgaard, Rohan Chauhan and E. Taylor Robertson – using the WHITE proxy card. EVOLVING OUR STRATEGY TO MAXIMIZE OUR VALUE CREATION POTENTIAL Empery Digital was launched in July 2025 with the goal of operating a low cost, capital efficient, best in class bitcoin treasury program . We raised $ 500 million in equity and acquired more than 4 , 000 bitcoin in the span of a month . The market environment for bitcoin quickly changed, and we, like many other treasuries, began trading at a discount to our Net Asset Value (“NAV”). We immediately began to focus on pursuing accretive, value - creating opportunities, including significant repurchases of our shares. In April 2026, we capitalized on an opportunity to partner with Hunt Properties and the Hunt family , one of America’s most successful families in the energy space, to identify, fund and execute on data center and AI infrastructure opportunities . STRATEGICALLY CAPITALIZING ON THE MOST COMPELLING OPPORTUNITY OF OUR TIME FOR EMPERY DIGITAL SHAREHOLDERS Access to reliable, scalable power, and the capability to generate it, is increasingly critical as the demand for AI and high - performance compute continues to explode. McKinsey projects global data center capacity demand will more than double by 2030, with U.S. power capacity expected to triple over the same period. Your Board believes that successfully capturing the opportunity requires both investment expertise and experience navigating utility interconnection processes, power procurement, power generation, and energy infrastructure development. That’s what makes our strategic partnership with Hunt Properties and the Hunt family so unique and compelling. We are combining our public company platform, expertise in capital markets and investments and balance sheet with the Hunt’s decades of relevant industry experience and their established network of relationships across the U.S. energy markets. We are deploying capital where it creates the most value while limiting our funding obligations to initial investments: Near - Term Cash Flow – a $65 million investment for 25% interest in a 150 megawatt Midwest facility that is expected to be converted into a state - of - the - art AI data center upon execution of the triple net lease agreement with high investment grade counterparties currently under LOI and closing of the acquisition. The facility has the opportunity to double in capacity to approximately 300 megawatts. Payments to Empery Digital are expected to commence in early 2027 and would total more than $440 million over the 15 - year term. The lease is on track for execution in September 2026. Behind the Meter Buildouts – a $20 million investment for 8% interest in Cardinal Data Power (“CDP”) that supports a West Texas campus, the first of several projects in the pipeline for CDP. Reciprocating generators are secured for most of the Phase 1 power generation, which is now contemplated to deliver 1.3 gigawatts in 2027 with the site supporting expansion to more than 5 gigawatts over time. Our pipeline is growing and our balance sheet and strategic relationships give us the flexibility to move quickly in pursuit of similar opportunities. PROTECTING THE INTERESTS OF ALL EMPERY DIGITAL SHAREHOLDERS ATG Capital is now purporting to support the Company’s plans while asking shareholders to replace the critical directors behind that plan. Let’s be honest about how we got here. ATG is a NAV - Gap activist with a history of closed - end fund litigation. When ATG invests, it does so for one reason only: a short - term profit on the back of a vulnerable public company. The play is simple: buy a company’s stock at a discount, obtain control of the company, and force the sale of the company or the company’s assets. When ATG Capital nominated nine directors to stand for election at the 2026 Annual Meeting, it did not disclose any plan to liquidate the Company, nor disclose its coordination with another shareholder, Tice Brown, who was actively calling for that liquidation. After reviewing the submission with legal counsel, your Board rejected ATG Capital’s nominations because it unanimously determined that this information was required to be disclosed by the Company’s bylaws. Rather than be transparent, ATG Capital sued. The evidence obtained by the Board in connection with the lawsuit revealed that the Board was spot on in its suspicions. ATG Capital and Woodmont Capital’s Tice Brown plotted to take control of the Board and liquidate the Company . Mr. Gliksberg concealed these plans by using self - destructing messaging applications with Mr. Brown, and with each of his other nominees. The Delaware Chancery Court sanctioned him for this conduct. After forcing the Company into months of litigation and having been exposed at trial for its concealed plans, ATG Capital has dropped its pursuit of control at this annual meeting. Now, ATG claims that it devoted nearly all of its capital to purchasing millions of shares at a discount in a matter of weeks without a single conversation with management or the Board simply because it was interested in additional “oversight” of the Company. While ATG’s explanation for its own conduct lacks any credibility, its warning to shareholders of its true intentions does not . ATG acknowledges that, if elected to the Board, it will attempt to convince the Company to pay him over $ 9 million in legal fees . Now supporting the plan that the Board has put in place, we believe his sole focus is the payment of his own legal fees , not Empery Digital’s future . WORKING ON BEHALF OF ALL SHAREHOLDERS Let us be the first to tell you that as substantial shareholders, managers and those with oversight of the Company, we share your frustration with our stock performance. We do not believe our current stock price adequately values the Company and are focused each day on making decisions that will create value for you. Your Board is comprised of directors with significant expertise in areas important to the Company’s business , including capital markets and capital structures; public company leadership, finance, audit and governance; digital assets and regulation; data center development and corporate law. The majority of our directors are independent and seven of our nine nominees joined the Board or were nominated since July 2024. Meanwhile, ATG Capital is seeking to remove the Company’s single largest shareholder and Hunt relationship, a former Pfizer CEO with more than 40 years of governance experience, and the only director who has run a digital asset business, while offering nominees with no comparable experience. Your Board firmly believes that our director candidates are the right team to continue executing Empery Digital’s strategy and build on the progress already underway. Empery Digital’s team has only been on the job for 14 months and is just getting started. We are excited about what the future holds for the Company and our shareholders. Let us show you all that we can do. Your Board recommends that you vote “ FOR ” all 9 of Empery Digital’s highly qualified director nominees – Ryan Lane, John Kim, Ian Read, Matthew Homer, Jonathan Foster, Örn Ólason, Adrian Solgaard, Rohan Chauhan and E. Taylor Robertson – using the WHITE proxy card today. Please do not return any gold proxy card you may receive from ATG Capital. If you have already returned a gold card, you can change your vote by signing, dating and returning the WHITE proxy card today; only your latest - dated proxy will be counted. Thank you for your continued trust and support. Very truly yours, Ryan Lane Chairman of the Board and Co - Chief Executive Officer YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN Vote “FOR” all 9 of Empery Digital’s director nominees on the WHITE proxy card If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners: 1 - 800 - 690 - 6903 (Toll - Free) Email: info@ okapipartners.com ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency, and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “ahead,” “believe,” “continue,” “could,” “execute,” “expect,” “evolve,” “focus,” “forward,” “future,” “goal,” “grow” “may,” “opportunity,” “plan,” “potential,” “project,” “promise,” “strategy,” “will,” “would,” “urge,” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, statements regarding our strategy, future operations, future financial position, return on investments including, but not limited to, statements relating to: the status of the strategic partnership with Hunt Properties and the Hunt Family and expected benefits therefrom; the signing of the lease and closing of the acquisition of the Midwest facility and the timing regarding the lease execution and closing of the acquisition; the status and conversion of the Midwest facility into a data center; the execution of a definitive triple net lease agreement for the Midwest facility with the same or similar terms to the LOI, the expected total lease payments and returns on investment that may be realized in connection therewith; the development of the campus in West Texas and the timing and returns associated therewith, including the timing of expected first power; the Company’s expectations regarding the reimbursement of expenses incurred in connection with its activist defense matters pursuant to its insurance coverage and ATG’s expectations regarding reimbursement; the status of and ability to resolve the matter with ATG Capital and the continued defense and against litigation brought by ATG Capital; the Company’s bitcoin strategy and statements relating to the Company’s ability to create value for shareholders. Each forward - looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or CDP, or with potential data center tenants; the significant valuation uncertainty associated with the Company’s data center investments and the Company’s ability to realize a return on such investments; the Company’s limited ability to influence the operations, governance and strategic direction of its minority, non - controlling investments; the ability of CDP and Hunt Properties to negotiate and execute definitive long - term leases on commercially acceptable terms; potential delays or other impediments in the development of proposed data centers; the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and bitcoin derivatives; significant decrease in the market value of the Company’s bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10 - K for the year ended December 31, 2025, (as amended by Form 10 - K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10 - Q for the three months ended June 30, 2026, and any subsequent filings with the SEC. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. The forward - looking statements reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION The Company has filed a definitive proxy statement on Schedule 14A and an accompanying white proxy card. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE 2026 ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov . Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings/all - sec - filings . The Company, its directors and certain of its officers and employees are participants in the solicitation of proxies from shareholders in connection with the 2026 Annual Meeting. Information regarding the identity of the participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@ emperydigital.com For Investors: investors@emperydigital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com B A C K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@ reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@ emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@ okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL SENDS LETTER TO SHAREHOLDERS DETAILING EFFORTS TO MAXIMIZE LONG - TERM VALUE CREATION FOR SHAREHOLDERS September 15, 2026 Empery Digital sent a letter to shareholders ahead of the October 14 Annual Meeting, urging them to vote FOR all nine of its director nominees on the WHITE proxy card. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

B A C K T O P R E S S R E L E A S E S P R E S S R E L E A S E S ATG Capital Withdraws Campaign for Control of Empery Digital’s Board Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today updated shareholders on recent developments regarding ATG Capital Management LLC (“ATG”) in connection with the Company’s 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”). On Friday, September 4, 2026, ATG filed a definitive proxy statement withdrawing five nominees from the election at the 2026 Annual Meeting. After being sanctioned earlier in the week for destroying its communications with its nominees, ATG Capital is no longer seeking control of the Board. ATG’s decision to withdraw the majority of its slate follows months of litigation surrounding its attempt to nominate and elect a full slate of directors. From the outset of the dispute with ATG, the Company sought to avoid litigation by offering one ATG nominee a seat on the Company’s Board. ATG refused that offer, choosing to litigate in its effort to take control. Having walked away from its original plans, the Company now reiterates its prior offer of resolution. The Company and the Board of Directors believe it is in the interest of all shareholders for the Company to focus its time and resources on its execution of the promising strategy that management and the Board have created. ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency, and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “could,” “expect,” “focus,” “may,” “plan,” “seek,” “strategy” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, statements regarding our strategy, future operations, future financial position, including, but not limited to, statements relating to: the Company’s expectations regarding financial metrics and trends for the remainder of fiscal year 2026, the Company’s digital asset - treasury strategy, the Company’s ability to efficiently manage its BTC portfolio, the Company’s ability to increase Bitcoin per share to drive stockholder value, the Company’s ability to generate income through derivatives on BTC through the use of short - term put and call contracts, repurchases under the Company’s share repurchase program and financing arrangements related thereto; the Company’s strategic partnership with Cardinal Power LLC (“Cardinal”), the ability of the Company and Cardinal to execute on its shared vision for AI infrastructure and to identify, fund and execute on future opportunities, and the realization of the expected benefits therefrom; closing under the definitive agreement by EMHU, LLC, a Delaware limited liability company (“EMHU” or the “Partnership”) to purchase 100% of the equity interests of the current holder of a fee simple title to a property in the Midwest and the timing thereof; the proposed conversion of the Midwest property into an AI data center and the potential to increase its power capacity; EMHU or its affiliate executing a definitive lease agreement with respect to the Midwest property and the terms thereof, including the expected total net lease payments that may be realized in connection therewith; the Company’s plans for future data center - related opportunities; the Company’s plans for future capital allocation; Cardinal Data Power Inc.’s (“CDP”) proposed data center campus in West Texas and the letter of intent associated therewith; the expected outcome or impact of pending or threatened litigation and the anticipated insurance recoveries associated therewith; the status of and ability to resolve the matter with ATG and the continued defense and against litigation brought by ATG and the ability of the Company to generate positive net interest income from financing of inventory purchases. Each forward - looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Cardinal or CDP, or between EMHU or CDP and their potential data center tenants; the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and Bitcoin derivatives; significant decrease in the market value of the Company’s Bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of Bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10 - K for the year ended December 31, 2025, (as amended by Form 10 - K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10 - Q for the three months ended June 30, 2026, and any subsequent filings with the SEC. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. The forward - looking statements reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION The Company has filed a definitive proxy statement on Schedule 14A and an accompanying white proxy card. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE 2026 ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings . The Company, its directors and certain of its officers and employees are participants in the solicitation of proxies from shareholders in connection with the 2026 Annual Meeting. Information regarding the identity of the participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@ emperydigital.com For Investors: investors@emperydigital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com B A C K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@ reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@ emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@ okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL UPDATES SHAREHOLDERS ON RECENT DEVELOPMENTS REGARDING ATG CAPITAL AND 2026 ANNUAL MEETING September 8, 2026 ATG Capital filed a definitive proxy statement withdrawing five nominees from the election at the 2026 Annual Meeting, ending its campaign for control of the Board. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

B A C K TO P R E S S R E L E A S E S P R E S S R E L E A S E S Company Believes Its Equity Is Significantly Undervalued Relative to Net Asset Value Per Share Midwest Data Center Investment Expected to Close in Q3 2026; Empery Digital’s Share of Cash Flow Expected to Exceed $440 Million over Life of Lease with Payments Beginning in Early 2027 Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today provided an update on its balance sheet and its previously announced strategic data center investments. The Company currently holds 1,179 bitcoin, approximately $62 million in cash and $35 million of debt. With 29,813,797 shares outstanding, after giving effect to the potential exercise of 2,146,395 pre - funded warrants, that results in an NAV per share of $4.83 based on a bitcoin price of $79,800 and valuing each of the data center investments at cost. The Company’s available cash position reflects legal expenses incurred in connection with the activist defense matters disclosed in its SEC filings. The Company expects that such expenses qualifying under the Company’s directors and officers insurance policy, exceeding the $5 million deductible, will be reimbursed by its insurance carriers. This NAV calculation does not include the incremental value creation from the Company’s two minority investments in data center opportunities made possible by its strategic partnership with Hunt Properties. Management expects that these investments will generate meaningful value, pairing near - term cash flow with participation in behind the meter buildouts while capping Empery Digital’s funding obligation to its initial investments: An 8% interest in Cardinal Data Power, Inc. (“CDP”) following the $20 million preferred equity investment that it signed and closed in July. This investment supports CDP’s inaugural behind the meter campus in West Texas, with phase I now contemplated to be 1.3 GW designed to deliver first power in 2027 and support expansion to more than 5 GW over time. An agreement to invest $65 million for a 25% interest in the private entity acquiring the 150 MW Midwest facility that will be converted into a state - of - the - art AI data center following the execution of a triple net lease agreement with high investment grade counterparties currently under LOI. This opportunity is on track to close in the third quarter of 2026. The Company believes that the facility should produce up to $2 billion in aggregate lease payments over the term of the lease, which, based on Empery Digital’s 25% share, would represent more than $440 million in cash flows to the Company over the life of the anticipated lease. Lease payments are expected to commence in early 2027. “Our job is to allocate capital where it creates the most value for shareholders,” said Ryan Lane, Co - Chief Executive Officer of Empery Digital. “Our balance sheet gives us the flexibility to do just that by pursuing a growing pipeline of diversified data center investment opportunities.” ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency, and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “intend,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, statements regarding our strategy, future operations, future financial position, including, but not limited to, statements relating to: the closing of the acquisition of the Midwest facility and the timing thereof; the conversion of the Midwest facility into a data center; the execution of a definitive triple net lease agreement for the Midwest facility with the same or similar terms to the LOI, and the expected total lease payments that may be realized in connection therewith; the development of CDP’s inaugural campus in West Texas and the timing associated therewith, including the timing of expected first power; the strategic partnership between the Company and Hunt Properties and the realization of the expected benefits therefrom; the Company’s expectations regarding the reimbursement of expenses incurred in connection with its activist defense matters pursuant to its insurance coverage; the Company’s bitcoin strategy and statements relating to the Company’s ability to create long - term value for shareholders. Each forward - looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or CDP, or with potential data center tenants; the significant valuation uncertainty associated with the Company’s data center investments and the Company’s ability to realize a return on such investments; the Company’s limited ability to influence the operations, governance and strategic direction of its minority, non - controlling investments; the ability of CDP and Hunt Properties to negotiate and execute definitive long - term leases on commercially acceptable terms; potential delays or other impediments in the development of proposed data centers; the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and Bitcoin derivatives; significant decrease in the market value of the Company’s Bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of Bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10 - K for the year ended December 31, 2025, (as amended by Form 10 - K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10 - Q for the three months ended June 30, 2026, and any subsequent filings with the SEC. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. The forward - looking statements reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@emperydigital.com For Investors: investors@ emperydigital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com BAC K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL PROVIDES BALANCE SHEET AND DATA CENTER INVESTMENT UPDATE August 25, 2026 The Company holds 1,179 bitcoin, approximately $62 million in cash and $35 million of debt, for an NAV per share of $4.83 before any value for its two data center investments. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

B A C K T O P R E S S R E L E A S E S P R E S S R E L E A S E S Investment Deepens Empery Digital’s Strategic Partnership with Hunt Properties, Extending a Growing Pipeline of Hyperscaler - Anchored Power and Data Infrastructure Opportunities Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”), a company that employs a bitcoin treasury strategy, today announced that on July 20, 2026 it signed and closed a $20 million preferred equity investment (the “Investment”) in Cardinal Data Power, Inc. (“CDP”) (representing an approximately 8% ownership stake), a Hunt Properties affiliated private developer of powered data center campuses, with a focus on behind - the - meter projects. CDP principals are bringing their decades of energy and energy infrastructure development experience to provide power to and build next - generation, gigawatt - scale data campuses across West Texas and West Virginia. This investment was part of an approximately $70 Million Series A financing to support CDP’s inaugural campus in West Texas, where the Company has entered into a letter of intent for a 750 MW Phase I data center campus. CDP has reserved supply of reciprocating engine generation capacity and services from a leading OEM through an agreement with an IPP that has decades of experience. The West Texas site has access to more than 3,500 acres, with Phase 1 of the campus designed to deliver first power in 2027, ramp to approximately 1 GW of gross capacity in 2029, and support expansion to more than 5 GW over time. The West Texas campus is the first in CDP’s development pipeline, with several other large scale projects in various stages of development. The Series A capital raise was led by Hood River Capital Management and included a number of strategic and financial backers. “Cardinal Data Power is uniquely positioned to bring generation, transmission and management of power solutions to the insatiable energy demands of the AI Infrastructure build - out,” said Ryan Lane, Co - Chief Executive Officer of Empery Digital. “This investment reflects the continued strength of our partnership with Hunt Properties and the differentiated investment opportunities this relationship is generating for Empery Digital shareholders.” “We are pleased to welcome Empery Digital as an investor in Cardinal Data Power,” said Hunt Allred, Chairman of Cardinal Data Power . “CDP is excited to begin development of initial projects and look forward to partnering with Empery as we continue to scale . ” ABOUT CARDINAL DATA POWER CDP develops data center campuses for AI and high - performance computing tenants. By combining secured generation equipment, advantaged natural gas supply, proprietary pipeline capacity, electrical infrastructure, and large contiguous land positions, CDP delivers large - scale, reliable power on accelerated timelines that few companies can match. CDP was founded by the Lyda Hunt Allred and Barbara Crow Hunt families and their family offices, Cavallo Holdings and Stratford Bridge Holdings. The Company is headquartered in Dallas, Texas. ABOUT EMPERY DIGITAL Empery Digital is focused on building long - term shareholder value through its disciplined capital allocation strategy. The Company employs a bitcoin treasury strategy and is strategically expanding into AI infrastructure and data center investments, partnering with operators that have decades of real - estate and energy infrastructure development experience to capture growth at the intersection of digital assets and next - generation compute. Empery Digital is committed to transparency, efficiency, and accountability, applying rigorous decision - making to drive sustainable, long - term shareholder value. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “intend,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, CDP’s ability to convert the letter of intent to a binding definitive lease with similar terms; the completion of the construction of the West Texas facility to the specifications of the letter of intent and the timing thereof, including the expected timing of first power; the ability to expand the capacity of the West Texas facility; the completion of additional CDP projects under development; the ability of CDP to scale; CDP’s use of proceeds from its Series A financing; the Company’s plans for future hyperscaler - anchored opportunities; the Company’s plans for future capital allocation; the Company’s plans with respect to its bitcoin holdings and investments; and statements relating to the Company’s ability to create long - term value for shareholders. Each forward - looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or the potential tenant; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2025, and other information the Company has or may file with the U.S. Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward - looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward - looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales @ emperydigital.com For Investors: investors@emperydigital.com For Marketing: marketing@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com B A C K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@ reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@ emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@ okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL ANNOUNCES $20 MILLION STRATEGIC INVESTMENT IN CARDINAL DATA POWER July 23, 2026 Empery Digital signed and closed a $20 million preferred equity investment for an approximately 8% stake in Cardinal Data Power, a developer of behind - the - meter data center campuses. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

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PRESS RELEASES

EMPERY DIGITAL TERMINATES LIMITED-DURATION SHAREHOLDER RIGHTS PLAN

July 6, 2026

The Board approved an amendment accelerating the expiration of the stockholder rights plan to July 6, 2026, nearly seven months ahead of schedule.

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Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) announced today that the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s stockholder rights plan (the “rights plan”) to accelerate the expiration date to the close of business on July 6, 2026. The rights plan was scheduled to expire on February 2, 2027.

In deciding to terminate the rights plan, the Board determined that maintaining the rights plan is no longer necessary at this time to serve the best interests of all stockholders. In making its determination, the Board considered the circumstances that led to the adoption of the rights plan, the Company’s recent developments and other factors that the Board deemed important in consideration of shareholder interest and the long term success of the Company.

The Board is committed to acting in the best interests of all shareholders and will evaluate, from time to time, whether to adopt a new stockholder rights plan in order to best position the Board to fulfill its fiduciary duties.

Stockholders are not required to take any action as a result of the expiration of the rights plan. In connection with the expiration of the rights plan, Empery Digital will be taking routine actions to effectuate the termination of the rights plan. These actions are administrative in nature and will have no effect on Empery Digital’s common stock, which continues to be listed on Nasdaq.

ABOUT EMPERY DIGITAL

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn’t just another tool, they’re fundamental drivers of progress.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “plan,” “could,” “may,” “will,” “believe,” “project,” and other words of similar meaning. These forward-looking statements address various matters, which include, without limitation, the circumstances relating to the termination of the Company’s stockholder rights plan; the potential for the Company to in the future adopt a new stockholder rights plan; any market purchases of the Company’s capital stock; and statements relating to the Company’s ability to create long-term value for shareholders. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in circumstances relating to the need for a stockholder rights plan; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other information the Company has or may file with the U.S. Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com
- For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com

---

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CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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EMPERY DIGITAL PROVIDES ADDITIONAL INFORMATION REGARDING CAPITAL NEEDS AND GO-FORWARD CAPITAL ALLOCATION STRATEGY

July 1, 2026

Empery Digital's funding obligation is limited to the $65 million required to close its 25% stake; under the LOI the tenant funds the build-out, power usage and operating costs.

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LOI Tenant to Fund All Data Center Build Out & Operating Costs

No Equity Issuances Anticipated at or Near Current Share Price Levels

Company Expects to Continue to Allocate Capital Towards Similar Hyperscaler-Anchored Opportunities

Empery Digital Inc. (NASDAQ: EMPD) (the "Company" or "Empery Digital") today provided additional information regarding the capital needs associated with its investment in the Midwest facility to be converted into a state-of-the-art AI data center. Empery Digital's funding obligations are limited to the $65 million required to close its 25% ownership in the private entity that is acquiring the Midwest facility. Pursuant to the terms of the non-binding LOI, which outlines the expected triple net lease arrangement, the data center build-out costs, power usage and operating costs will be funded solely by the potential tenant.

Empery Digital currently has the capital required to fund the $65 million investment from its balance sheet and does not intend to issue equity at or near current share price levels. The Company believes that its current net asset value meaningfully exceeds its current market valuation, and that the incremental value associated with the investment in a hyperscaler-anchored property materially increases that valuation gap.

Empery Digital intends to continue allocating capital to similar opportunities that it believes deliver significant value to all shareholders. The Company still holds bitcoin but does not currently plan to accumulate more bitcoin and may sell bitcoin to fund this and similar future opportunities.

"This investment is a noteworthy opportunity that we believe creates real, lasting value for shareholders because it doesn't require us to go back to the market for additional capital as the tenant bears the full costs of the data center build out, power-usage and operations," said Ryan Lane, Co-Chief Executive Officer of Empery Digital. "Going forward, we plan to continue to allocate capital to similar hyperscaler-anchored opportunities that we believe significantly enhances our balance sheet and delivers maximum value for all shareholders over the long term."

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as "anticipate," "intend," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters, which include, without limitation, the expected capital needs associated with the conversion of the Midwest facility into a data center, the Company completing the investment in the private entity purchasing the Midwest facility and the timing thereof; the conversion of the Midwest facility into a state-of-the-art AI data center property and the potential for the Midwest data center facility to increase its power capacity; the private entity executing a definitive triple net lease with the same or similar terms to the LOI; the Company's belief as to the value associated with the Company's investment in the Midwest facility; the Company's plans for future hyperscaler-anchored opportunities; the Company's plans for future capital allocation; the Company's plans with respect to its bitcoin holdings and investments; and statements relating to the Company's ability to create long-term value for shareholders. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or the potential tenant; risks relating to the Company's operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other information the Company has or may file with the U.S. Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com
- For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com

BACK TO PRESS RELEASES

EXPLORE

- Meet Empery's nominees
- Withhold on ATG Capital
- News & media
- Stockholder materials
- How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville,
TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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B A C K TO P R E S S R E L E A S E S P R E S S R E L E A S E S A Detailed LOI has Been Executed for a Triple Net Lease That Will Service a High Investment Grade Global Leader in AI Computing Hardware Expansion Option Allows for Almost Doubling the Power Capacity to Approximately 300 MW Empery Digital Expected to Own a 25% interest in a Property with Total Net Lease Payments that Could Potentially Realize $1B With Opportunity to Approximately Double After Power Capacity Upgrades Strategic Investment Allows Empery Digital to Capitalize on Rapidly Growing Demand for Compute and Create Significant Shareholder Value Investment Establishes Strategic Partnership with Hunt Properties, Combining Hunt Properties’ Operational Expertise with Empery’s Capital Markets Capabilities to Invest in a Portfolio of Hyperscaler - Anchored Properties Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today announced that it has entered into a definitive agreement for a $65 million investment (the “Investment”) representing a 25% ownership into a private entity that is acquiring a strategically located Midwest facility to be converted into a state - of - the - art AI data center. The facility has operated as a power - intensive industrial facility for the past three years and includes an owned substation and associated infrastructure for the approximately 150 MW of currently available capacity under an existing power agreement with the local utility. A recent load study confirmed the facility’s ability to almost double the available power to approximately 300 MW ready for AI workloads. An affiliate of Hunt Properties, who is the managing member of the private entity, has executed a non - binding LOI to finalize a triple net lease that could potentially produce $1B in payments with a leading provider of compute, in turn servicing a global leader in AI computing hardware, providing exceptional credit quality and long - duration cash flow visibility. Empery Digital and Hunt Properties, Inc. have entered a strategic partnership to jointly originate, evaluate, and acquire powered land properties with secured tenants suitable for AI and high - performance computing data center development. The partnership will combine Hunt Properties’ decades of experience navigating utility interconnection processes, power procurement, and energy infrastructure development and their established network of relationships across the U.S. with Empery Digital’s public company platform, expertise in capital markets, and strong balance sheet, including its Bitcoin holdings, to execute a shared vision for AI infrastructure. “This investment is a very unique opportunity to capitalize on the exploding demand for compute and power and partner with some of the best energy operators and investors in North America for the benefit of Empery Digital shareholders,” said Ryan Lane, Co - Chief Executive Officer of Empery Digital. “By leveraging the combined strengths of Hunt Properties and Empery Digital, we believe we will be able to identify, fund and execute on future opportunities that create significant value.” “Access to reliable, scalable power infrastructure is becoming increasingly critical as the use of AI and HPC continues to expand and meeting that demand requires operational capability and sophisticated access to capital,” said Al Allred, Chairman of Hunt Properties. “Empery Digital’s exceptional team and deep capital markets expertise makes them the ideal partner to help us fund the power and infrastructure needed to support large - scale, high - density HPC projects.” “World - class customers have been clear about what they need: resilient, mission - critical power delivered at scale and on timelines that match their ambitions,” added Mr. Allred. “We are focused on translating that understanding into a best - in - class platform that earns the trust of these customers and can scale to meet their needs.” DETAILS OF THE INVESTMENT Under the terms of the agreement, Empery Digital will invest $65 million to acquire a 25% stake in a newly formed acquisition entity (the “Acquiring Entity”) that will own the Midwest data center. The investment is expected to close in the 3rd quarter of 2026, subject to customary closing conditions. As part of its strategic investment, the Company is working with Hunt Properties to continue executing on this strategy and the parties have identified additional investments where they are looking to execute similar agreements. The Company intends to provide further updates on the partnership, including additional pipeline assets, in the coming months as they materialize. Effective immediately, Empery Digital will be discontinuing the treasury dashboard as it believes reporting Company NAV based on Bitcoin holdings no longer fully reflects the total NAV of the Company. Management will update shareholders with material changes in compliance with applicable securities laws. ADVISORS Clear Street acted as Financial Advisor and Ropes & Gray LLP served as legal counsel to Empery Digital. Lake Street Capital Markets acted as Financial Advisor to the Acquiring Entity and Davis Polk & Wardwell LLP served as legal counsel. ABOUT EMPERY DIGITAL INC. Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long - term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn’t just another tool, they’re fundamental drivers of progress. ABOUT HUNT PROPERTIES, INC. In 1975, Hunt Properties was formed to provide real estate management and advisory services for the vast real estate holdings of the late oilman, H.L. Hunt’s family. In 1986, under the direction of new leadership, the company began partnering with third - party institutional investors, providing a full scope of services for real estate projects of every type, size, and location. Since 1987, Hunt Properties has strategically planned, developed, and managed more than $2.5 billion worth of real estate asset portfolios across numerous asset classes. Today, Hunt Properties is recognized as one of the nation’s leaders in commercial real estate development. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “intend,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters, which include, without limitation, the Company completing the investment in the private entity purchasing the Midwest data center and the timing thereof; the potential for the Midwest data center facility to increase its power capacity; the private entity executing a definitive triple net lease with the same or similar terms to the LOI with a high investment grade global leader in AI computing hardware and the expected total net lease payments that may be realized; the closing of the purchase of the Midwest data center and the timing thereof; cash proceeds the Company may receive from the private entity; the strategic partnership between Empery and Hunt Properties, its ability to execute on its shared vision for AI infrastructure and to identify, fund and execute on future opportunities, and the realization of the expected benefits therefrom; expectations of future demand for compute and power; and the Company’s bitcoin strategy and statements relating to the Company’s ability to create long - term value for shareholders. Each forward - looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Hunt Properties or the potential tenant; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2025, and other information the Company has or may file with the U.S. Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward - looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward - looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@emperydigital.com For Investors: investors@emperydigital.com For Marketing: marketing@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com BAC K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL ANNOUNCES A $65 MILLION STRATEGIC INVESTMENT IN MIDWEST 150 MW AI DATA CENTER PROPERTY June 30, 2026 Empery Digital will invest $65 million for a 25% interest in the entity acquiring a 150 MW Midwest facility to be converted into a state - of - the - art AI data center. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

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EMPERY DIGITAL REPAYS OUTSTANDING TERM LOAN, STRENGTHENING BALANCE SHEET AND INCREASING STRATEGIC FLEXIBILITY

April 1, 2026

The Company fully repaid its outstanding term loan, reducing leverage and interest expense and releasing approximately 1,800 bitcoin previously held as collateral.

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Empery Digital Inc. (NASDAQ: EMPD) (the "Company" or "Empery Digital") today announced that it has fully repaid its outstanding term loan using proceeds from its recent registered direct offering and the sale of a portion of its bitcoin holdings.

The repayment strengthens Empery Digital's balance sheet by meaningfully reducing the Company's leverage, lowering ongoing interest expense, and releasing approximately 1,800 bitcoin previously held as collateral.

"This transaction enhances our financial position and ability to manage risk in an environment of heightened bitcoin volatility," said Ryan Lane, Co-Chief Executive Officer of Empery Digital. "We believe this was a prudent step as we continue to grow bitcoin per share and enhance long-term shareholder value."

The Company continues to actively manage its capital structure with a focus on maintaining flexibility and closing the gap between our share price and net asset value. Management remains committed to increasing bitcoin per share and closing the NAV gap through opportunistic share repurchases at prices below NAV. Management may increase borrowing on its outstanding credit facility and reduce its bitcoin holdings as needed to fund future share repurchases.

Since March 27, 2026, the Company has sold 370 BTC for an average price of $66,632 per BTC, generating approximately $24.7 million of gross proceeds. The Company currently holds 2,989 BTC in its treasury.

See real-time NAV Metrics and other meaningful information on our dashboard here: https://www.emperydigital.com/treasury-dashboard

Follow us on X: @EMPD_BTC

ABOUT EMPERY DIGITAL INC.

Built on Principles, Powered by Bitcoin

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn't just another tool, they're fundamental drivers of progress.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “intend,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters, which may include, without limitation, statements relating to the ability of the company to the sale of bitcoin raising capital above NAV and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades, whether we will be able to continue reducing corporate expenses and our plans with respect to future borrowing activity. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other information the Company has or may file with the U.S. Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com
- For Media: Nicholas Leasure / Jacqueline Zuhse: teamemperydigital@reevemark.com

BACK TO PRESS RELEASES

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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© 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use

B A C K TO P R E S S R E L E A S E S P R E S S R E L E A S E S Board Determines that ATG Capital and Tice P. Brown Failed in Numerous Ways to Satisfy Basic Requirements Contained in Section 2.5 of the Company’s Advance Notice Bylaws No Shareholder Action Required at This Time Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today announced that its Board of Directors (the “Board”) has determined that the nomination notices submitted by ATG Capital and Tice P. Brown in connection with the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) are invalid and misleading and, therefore, each of their nominees are not eligible to stand for election at the 2026 Annual Meeting. The Company has delivered letters to ATG Capital and Mr. Brown that detail the extensive deficiencies in their nomination notices. Empery Digital’s bylaws are designed to protect the Company and all of its shareholders and plainly state the requirements that a shareholder must meet to validly nominate director candidates. The advance notice provisions of the Company’s bylaws are well - disclosed, readily available for review to all shareholders and consistent with the market standard for public companies. Consistent with its fiduciary duties and the Company’s bylaws, Empery Digital’s Board of Directors carefully reviewed the notices with the assistance of legal counsel and unanimously determined that the submissions failed to meet the requirements set forth in Empery Digital’s bylaws. Specifically, the Board determined that each of the submissions fails to comply with Section 2.5 of the bylaws. In addition, by waiting until the very end of the nomination window to deliver their nomination notices, ATG Capital and Mr. Brown gave the Board insufficient time to review the notices and provide the shareholders with opportunities to cure the numerous defects in their notices. Therefore, neither ATG Capital nor Mr. Brown is entitled to nominate any candidates for election to the Board at the 2026 Annual Meeting and the Company will disregard the purported nominations. Empery Digital’s Board remains committed to acting in the best interests of all shareholders and will continue to take actions to achieve the objective of closing the NAV gap and driving long - term value creation for shareholders by maximizing bitcoin per share . Empery Digital will announce the date of the 2026 Annual Meeting and file its proxy materials with the Securities and Exchange Commission (the “SEC”) in due course . Shareholders are not required to take any action at this time . ABOUT EMPERY DIGITAL Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long - term value for shareholders. For them, bitcoin is not just another crypto format and blockchain isn’t just another tool, they’re fundamental drivers of progress. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters, which may include without limitation statements relating to the operation or effects of the rights plan, statements relating to the sale of bitcoin or equity offerings at or above NAV and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades and whether we will be able to continue reducing corporate expenses. Each forward - looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading “Risk Factors” in the Company’s Quarterly Reports on Form 10 - Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward - looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward - looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company intends to file a proxy statement on Schedule 14A, an accompanying white proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies for the Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, an accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings . CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION The Company and each of its directors are “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Annual Meeting. Information about the names of the Company’s directors, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Nominee for Election as Directors,” “Beneficial Ownership of Securities,” “Executive Compensation,” and “Compensation of Non - Employee Directors” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2025 Annual Meeting of Stockholders, filed with the SEC on May 6, 2025 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC on February 20, 2026 for John Kim (available here) and Jonathan Foster (available here); July 21, 2025 for Ian Read (available here), Orn Olason (available here), and Adrian Solgaard (available here); August 21, 2025 for Matthew Homer (available here); August 25, 2025 for Rohan Chauhan (available here); and December 15, 2025 for Ryan Lane (available here). Such filings are also available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings . Updated information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Annual Meeting, if and when they become available. These documents will be available free of charge as described above. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@ emperydigital.com For Investors: investors@emperydi g ital.com For Marketing: marketin g@ emperydigital.com For Media: Nicholas Leasure / Jacqueline Zuhse: TeamEmperyDigitial@ reevemark.com BAC K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL REJECTS INVALID NOMINATION NOTICES FROM DISSIDENT STOCKHOLDERS March 27, 2026 The Board determined that the nomination notices submitted by ATG Capital and Tice P . Brown fail to satisfy Section 2 . 5 of the Company’s advance notice bylaws and are invalid . G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

B A C K TO P R E S S R E L E A S E S P R E S S R E L E A S E S No Shareholder Action Required at This Time Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today confirmed that it has received two separate notice of nominations from ATG Capital Management (“ATG Capital”) and Tice P. Brown informing the Company of their intent to nominate directors to Empery Digital’s Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The date for the Annual Meeting has not yet been announced. The Nominating and Corporate Governance Committee of Empery Digital’s Board will review the notice of nomination in accordance with the Company’s bylaws and with the assistance of its legal counsel. The Board will make its formal recommendations regarding director nominations in the Company’s proxy statement, which will be filed with the Securities and Exchange Commission and mailed to stockholders eligible to vote at the 2026 Annual Meeting. Shareholders are not required to take any action at this time. Empery Digital issued the following statement: “Empery Digital is focused on executing its strategy and driving value for all shareholders. Since announcing its treasury strategy, a little more than six months ago, Empery Digital has undergone a major transformation and now operates a low cost, capital efficient and highly transparent bitcoin treasury. While Empery Digital has traded at a discount to NAV, management has consistently acted in the best interests of its shareholders by implementing the largest share repurchase program within the digital asset treasury sector. At this time, we believe repurchasing shares below NAV is the best way to achieve our stated goal of increasing Bitcoin per share, closing the NAV gap and maximizing shareholder value, as evidenced by the approximately 40% reduction in the NAV gap and nearly 3% increase in Bitcoin per share since January 29, 2026. The successful execution of the Company’s strategy has resulted in an approximately 39% increase in Bitcoin per share since its last Bitcoin purchase on August 27, 2025. Empery Digital has attempted to engage constructively with both ATG Capital and Mr. Brown, as we do with all shareholders, and reach a resolution that avoided a costly and distracting proxy campaign. ATG has refused Empery Digital’s efforts and Mr. Brown has resorted to issuing false and abusive personal public attacks on management. The escalation of these campaigns has forced the Company to spend shareholder resources to defend itself, ultimately harming shareholders by reducing the amount of funds available to execute the current strategy to repurchase shares below NAV. ATG Capital, who has not spoken to a single company director or executive, is attempting to take control of our company without appropriately compensating all shareholders, a demand that ATG Capital made privately when it first contacted Empery Digital’s counsel in early February and that Empery Digital’s Board rejected to protect the interests of all shareholders. To date, ATG Capital has declined the Company’s requests for a meeting. In addition, Empery Digital’s Board and management team have already thoroughly evaluated Mr. Brown’s well - publicized demands and determined that the mathematical analysis does not support an immediate liquidation of the Company’s entire Bitcoin portfolio and therefore is not in the best interests of all shareholders. In fact, Mr. Brown’s preferred strategy would have prevented shareholders from realizing the benefit from these significant increases in Bitcoin per share and deprive them of additional exposure from future increases. Empery Digital is disappointed Mr. Brown continues to misrepresent and distort the facts to advance his self - serving campaign. Empery Digital is led by a management team with deep capital markets and asset management expertise and is overseen by a highly qualified, independent and experienced Board whose collective experience spans digital assets, financial innovation and complex regulatory environments. Empery Digital’s Board believes it has exactly the right team and incentive structure in place to support value creation for shareholders by maximizing bitcoin per share. Furthermore, Empery Digital’s Board and management team are significant equity owners and are therefore squarely aligned with shareholders’ interests. Our Chairman and Co - CEO’s hedge fund is the third largest shareholder in the Company. In addition, the Board has structured management compensation, which is significantly below that of the Company’s peer group, to fully align with shareholders’ interests and the Board has represented from the initiation of the treasury strategy that it does not intend to adjust option strike prices, issue additional options to the current Board or management team or pay out cash bonuses. The Board and management team are incentivized to act in the best interests of all shareholders and will continue to take actions that support value creation for all shareholders.” ABOUT EMPERY DIGITAL Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long - term value for shareholders. For them, bitcoin is not just another crypto format and blockchain isn’t just another tool, they’re fundamental drivers of progress. FORWARD - LOOKING STATEMENTS This press release includes forward - looking statements. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward - looking statements address various matters, which may include without limitation statements relating to the operation of our business and the implementation of our strategy, such as statements relating to the sale of bitcoin and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, equity options and cash bonuses. Each forward - looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading “Risk Factors” in the Company’s Quarterly Reports on Form 10 - Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward - looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward - looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company intends to file a proxy statement on Schedule 14A, an accompanying white proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies for the Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, an accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings . CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION The Company and each of its directors are “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Annual Meeting. Information about the names of the Company’s directors, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Nominee for Election as Directors,” “Beneficial Ownership of Securities,” “Executive Compensation,” and “Compensation of Non - Employee Directors” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2025 Annual Meeting of Stockholders, filed with the SEC on May 6, 2025 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC on February 20, 2026 for John Kim (available here) and Jonathan Foster (available here); July 21, 2025 for Ian Read (available here), Orn Olason (available here), and Adrian Solgaard (available here); August 21, 2025 for Matthew Homer (available here); August 25, 2025 for Rohan Chauhan (available here); and December 15, 2025 for Ryan Lane (available here). Such filings are also available at no charge on the Company’s website at https://ir.emperydigital.com/sec - filings . Updated information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Annual Meeting, if and when they become available. These documents will be available free of charge as described above. View source version on businesswire.com EMPERY DIGITAL CONTACTS For Sales: sales@emperydigital.com For Investors: investors@ emperydigital.com For Marketing: marketin g@ emperydi g ital.com BAC K TO P R E S S R E L E A S E S E X P L O R E Meet Empery's nominees Withhold on ATG Capital News & media Stockholder materials How to vote C O N TA C T I N F O R M AT I O N Nicholas Leasure Jacqueline Zuhse Reevemark (212) 433 - 4600 TeamEmperyDigital@reevemark.com I N V E S TO R C O N TA C T S Empery Digital 2512 W Pecan St. Unit 230, Pflugerville, TX 78660 investors@emperydigital.com Pat McHugh Jason Alexander Okapi Partners LLC (800) 690 - 6903 (Toll - Free) info@okapipartners.com S U B S C R I B E TO R E C E I V E U P D AT E S Receive Empery Digital news and stockholder updates. Subscribe By subscribing, you consent to receive email updates from Empery Digital. © 2026 Empery Digital. All rights reserved. Disclaimer Privacy policy Terms of use EMPERY DIGITAL CONFIRMS RECEIPT OF NOMINATION NOTICES FROM SHAREHOLDERS March 2, 2026 Empery Digital confirmed it received separate notices of nomination from ATG Capital Management and Tice P. Brown ahead of the 2026 Annual Meeting. G E T E M B E D C O D E Enter your email PROTECT EMPERY DIGITAL

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EMPERY DIGITAL SETS THE RECORD STRAIGHT

February 24, 2026

The Company responded to Mr. Tice P. Brown's letter to the Board, correcting his account of the Stock Repurchase Program and reaffirming its focus on closing the NAV gap.

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Empery Digital Inc. (NASDAQ: EMPD) (the "Company" or "Empery Digital") today released the following statement in response to Mr. Tice P. Brown's letter to Empery Digital's Board of Directors:

"Empery Digital is disappointed Mr. Brown continues to misrepresent and distort the facts to further his self-serving campaign. Firstly, Mr. Brown never had a conversation with the broker executing the Stock Repurchase Program on behalf of Empery Digital. In reality, Mr. Brown spoke with his Prime Broker who then approached Empery Digital about selling his shares. Mr. Brown intimated his interest in having his shares repurchased by the company but initially demanded a significant premium to NAV. Management attempted to reach an agreement with Mr. Brown as it believed such an agreement would be in the best interests of the Company and all its shareholders. It is disappointing Mr. Brown ended these conversations and issued his letter to advance his self-serving campaign."

Ryan Lane, Co-CEO of Empery Digital, added, "It is the management team's intention to continue to execute on behalf of shareholders and use our time and effort to increase shareholder value. This is a distraction and we will not be responding to Mr. Brown's statements going forward."

Empery Digital remains committed to maximizing per-share value and closing the NAV gap through opportunistic share repurchases at prices below NAV. The Company has adequate cash to execute share repurchases and maintain appropriate leverage ratios. Management intends to leverage existing cash balances and reduce its bitcoin holdings as needed to fund future share repurchases and potentially repay additional portions of outstanding borrowings.

ABOUT EMPERY DIGITAL INC.

Built on Principles, Powered by Bitcoin

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn't just another tool, they're fundamental drivers of progress.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as "anticipate," "intend," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters, which may include without limitation statements relating to the sale of bitcoin and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades and whether we will be able to continue reducing corporate expenses. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading "Risk Factors" in the Company's Quarterly Reports on Form 10-Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com

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Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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EMPERY DIGITAL ANNOUNCES AMENDMENT TO DEBT FACILITY TO ENHANCE BALANCE SHEET FLEXIBILITY

February 11, 2026

An amendment to the Two Prime Lending facility cuts the initial collateral requirement from 250% to 174%, freeing up collateral to fund further share repurchases.

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Empery Digital Has Repurchased Approximately 15.9 Million Shares

Empery Digital Inc. (NASDAQ: EMPD) (the "Company" or "Empery Digital") today announced that it has entered into an amendment of its committed credit facility with Two Prime Lending to increase flexibility to the Company's balance sheet and support the Company's effort to close the net asset value ("NAV") gap.

The amended terms reduce the initial collateral requirement on outstanding loans and future drawdowns from 250% to 174%, freeing up collateral and increasing management's flexibility to leverage the Company's balance sheet, including reducing its bitcoin holdings, to fund future share repurchases and potentially repay portions of other outstanding borrowings with higher collateral requirements. The amendment increases the interest rate on the facility from 6.5% to 7.5%.

Management remains committed to maximizing per-share value and continues to opportunistically repurchase shares at prices below NAV. As of February 10, 2026, the Company has repurchased 15,882,992 shares of its common stock under its $200 million share repurchase program, at an average purchase price per share of $6.63, including all fees and commissions. Following these repurchases, the current number of shares outstanding is 35,537,243, after giving effect to the potential exercise of 870,240 pre-funded warrants.

See real-time NAV Metrics and other meaningful information on our dashboard here: https://www.emperydigital.com/treasury-dashboard

Follow us on X: @EMPD_BTC

ABOUT EMPERY DIGITAL INC.

Built on Principles, Powered by Bitcoin

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn't just another tool, they're fundamental drivers of progress.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as "anticipate," "intend," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters, which may include without limitation statements relating to the sale of bitcoin and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades and whether we will be able to continue reducing corporate expenses. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading "Risk Factors" in the Company's Quarterly Reports on Form 10-Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com

BACK TO PRESS RELEASES

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville, TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

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EMPERY DIGITAL REITERATES COMMITMENT TO CLOSING THE NAV GAP

February 5, 2026

Empery Digital reiterated its commitment to closing the gap between enterprise value and net asset value through accretive repurchases under a $200 million program.

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Board Recently Authorized Increase in Share Repurchase Program to $200 Million to Support Strategy

Empery Digital Inc. (NASDAQ: EMPD) (the "Company" or "Empery Digital") today reiterated its commitment to addressing the gap between the Company's enterprise value and its net asset value ("NAV") through accretive share repurchases.

Empery Digital intends to fund the share repurchases with sales of bitcoin, incremental drawdowns on its debt facilities or a combination of the two based on the Company's leverage ratios and valuation relative to NAV. The Company's Board of Directors (the "Board") recently increased the share repurchase program to $200 million in support of this objective, resulting in approximately $100 million available under the program.

The Board and management team believe that its current strategy of share repurchases below NAV will maximize shareholder value as accretive repurchases increase NAV per share at a rate that exceeds the growth rate of bitcoin. They further believe that the mathematical analysis does not support an immediate liquidation of its entire bitcoin portfolio and therefore is not in the best interests of all shareholders.

We regularly engage with shareholders and value constructive input towards the mutual goal of maximizing long-term value. The Company's Board believes that the Company has the right team in place to successfully execute its bitcoin treasury strategy.

ABOUT EMPERY DIGITAL

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, Bitcoin is not just another crypto format and blockchain isn't just another tool, they're fundamental drivers of progress.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters, which may include without limitation statements relating to the operation or effects of the rights plan, statements relating to the sale of bitcoin and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades and whether we will be able to continue reducing corporate expenses. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

View source version on businesswire.com

EMPERY DIGITAL CONTACTS

- For Sales: sales@emperydigital.com
- For Investors: investors@emperydigital.com
- For Marketing: marketing@emperydigital.com

BACK TO PRESS RELEASES

EXPLORE

Meet Empery's nominees

Withhold on ATG Capital

News & media

Stockholder materials

How to vote

CONTACT INFORMATION

Nicholas Leasure

Jacqueline Zuhse

Reevemark

(212) 433-4600

TeamEmperyDigital@reevemark.com

INVESTOR CONTACTS

Empery Digital
2512 W Pecan St. Unit 230, Pflugerville,
TX 78660

investors@emperydigital.com

Pat McHugh
Jason Alexander
Okapi Partners LLC

(800) 690-6903 (Toll-Free)
info@okapipartners.com

SUBSCRIBE TO RECEIVE UPDATES

Receive Empery Digital news and stockholder updates.

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© 2026 Empery Digital. All rights reserved.

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